Spartan®

Connecticut Municipal
Income Fund

and

Fidelity®
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies
Spartan Connecticut Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Connecticut Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Connecticut Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® CT Municipal Income	6.64%	31.72%	83.46%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	6.89%	34.02%	n/a*
Connecticut Municipal Debt Funds Average	5.19%	27.04%	76.73%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Connecticut municipal debt funds average represent a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	6.64%	5.66%	6.26%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	6.89%	6.03%	n/a*
Connecticut Municipal Debt Funds Average	5.19%	4.90%	5.85%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended November 30,
	2002	2001	2000	1999	1998
Dividend returns	4.46%	4.86%	5.30%	4.52%	4.92%
Capital returns	2.18%	3.61%	2.11%	-5.64%	2.28%
Total returns	6.64%	8.47%	7.41%	-1.12%	7.20%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.98¢	24.34¢	49.67¢
Annualized dividend rate	4.11%	4.12%	4.28%
30-day annualized yield	3.25%	-	-
30-day annualized tax-equivalent yield	5.24%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.79 over the past one month, $11.78 over the past six months and $11.61 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.93% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Connecticut Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Through the end of November 2002, the municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - was poised to do something it had never done since the index's inception in 1980: outperform the stock market, as measured by the Standard & Poor's 500SM Index, for three consecutive years. For the overall 12-month period that ended November 30, 2002, the Lehman Brothers index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 6.36%. During that same time frame, the S&P 500® dropped 16.51%. Municipal bonds benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about another war with Iraq and fears of a double-dip recession, among other factors. Munis received a further boost when the Federal Reserve Board cut interest rates in December 2001, held rates steady throughout the first 10 months of 2002, and then initiated another reduction in early November. Still, munis did close out the year on a down note. The Lehman Brothers index dropped slightly more than two percentage points during October and November as early hints of a possible economic recovery inspired investors to pursue riskier, higher-yielding asset classes.

(Portfolio Manager photograph)
Note to shareholders: Mark Sommer became Portfolio Manager of Spartan Connecticut Municipal Income Fund on June 1, 2002.

Q. How did the fund perform, Mark?

A. For the 12-month period ending November 30, 2002, the fund returned 6.64%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 5.19%, according to Lipper Inc., while the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 6.89%.

Q. What helped the fund outpace its Lipper peer group?

A. I'd say there were a couple of key factors that contributed to the fund's outperformance. The first stemmed from our ongoing focus on investment-grade bonds. Bonds with below-investment-grade ratings generally suffered significant price declines during the year, chiefly because investors weren't willing to take on a lot of credit risk given the uncertainties surrounding the U.S. economy and the geopolitical situation. Another factor that helped the fund's performance was our relatively light stake in or outright avoidance of uninsured bonds in the sectors of the muni market that fared the worst during the year. Hard-hit sectors included bonds issued by entities that were tied to the slumping air travel industry, as well as bonds backed by corporations and electric utilities.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. The past 12 months were marked by a fair amount of market and interest rate volatility. What was your approach given that volatility?

A. I continued to manage the fund so that its interest rate sensitivity was in line with the Connecticut municipal market overall. That way, the fund didn't have too little or too much interest rate sensitivity at the wrong time. History suggests that it's impossible to predict the direction of interest rates with any consistency over time. Instead of positioning the fund based on our interest rate forecast, we focused on finding bonds that offered strong fundamentals and attractive prices relative to their historic prices and to other alternatives.

Q. What were the year's disappointments?

A. The fund's underweighted position in par bonds - which are bonds that sell at face value - modestly detracted from performance. Par bonds tend to be heavily favored by individual investors, whose appetite for municipals was quite healthy during the past year. Despite their strong recent performance, however, I maintained only a small weighting in par bonds because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. Which sectors of the muni market did you favor, and which did you avoid?

A. The fund had a much heavier emphasis on general obligation bonds (GOs) issued by local governments, rather than on those issued by the state. Like many states across the country, Connecticut is struggling with how to balance its budget given falling tax revenues and rising costs. While local governments haven't altogether escaped those challenges, the pressures on them are less severe. Income and capital gains taxes - two primary contributors to the state's revenues - fell dramatically as the economy weakened and the stock market declined. Local governments, on the other hand, tend to rely far more heavily on economically resilient revenues such as property taxes.

Q. What's your outlook?

A. The supply of Connecticut municipals is expected to increase this year, which may put some pressure on prices. Meanwhile, demand is likely to be a reflection of the stock market's strength. If investors return to stocks next year, I would expect that most bond prices would be negatively affected by weaker demand. However, interest rates will be the real key for muni bond performance. But no matter what the interest rate environment, I plan to maintain a bias toward research-driven strategies that I believe will help the fund find attractively priced bonds with good credit fundamentals.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: high level of current income, exempt from federal and Connecticut personal income taxes

Fund number: 407

Trading symbol: FICNX

Start date: October 29, 1987

Size: as of November 30, 2002, more than $455 million

Manager: Mark Sommer, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Mark Sommer on Connecticut's fiscal situation:

"For Connecticut's fiscal year 2002-03, which ends next July, the state faces an estimated budget deficit of $500 million. Much of the shortfall stems from the dual problems of dramatically declining tax revenues and rapidly rising costs, particularly in the area of health care. To help bridge the gap, the state government has already made some one-shot fixes, including depleting reserves, issuing new municipal bonds and other ´easy' remedies. But now that the state's elections are behind us, the government is facing an estimated $1.5 billion budget gap in the 2003-04 fiscal year. Governor Rowland recently announced plans to lay off 3,000 state employees and is seeking another $100 million in union concessions to help balance the budget. At the same time, he asked for a special year-end legislative session to present his proposal for raising taxes. The state's approach to these budget shortfalls bears close monitoring, because the outcome will affect not only the state's finances, but also the finances of other entities that receive funding from the state."

Annual Report

Spartan Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	38.9	35.3
Escrowed/Pre-Refunded	13.7	11.9
Special Tax	10.9	12.0
Health Care	9.0	9.8
Education	7.1	7.9
Average Years to Maturity as of November 30, 2002
		6 months ago
Years	11.9	13.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2002
6 months ago
Years	6.7	6.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
AAA 66.6%	AAA 66.2%
AA, A 27.0%	AA, A 27.3%
BBB 3.7%	BBB 4.4%
Not Rated 0.3%	Not Rated 0.0%
Short-term Investments and Net Other Assets 2.4%	Short-term Investments and Net Other Assets 2.1%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Spartan Connecticut Municipal Income Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Bonds - 97.6%
	Principal Amount	Value (Note 1)
Connecticut - 87.7%
Branford Gen. Oblig.:
5% 5/15/05 (MBIA Insured)	$ 1,400,000	$ 1,495,648
5.25% 5/15/13 (MBIA Insured)	500,000	548,275
7% 6/15/08 (FGIC Insured)	500,000	596,655
7% 6/15/09 (FGIC Insured)	500,000	603,015
Bridgeport Gen. Oblig.:
Series 2001 C:
5.375% 8/15/12 (FGIC Insured)	3,290,000	3,610,150
5.375% 8/15/15 (FGIC Insured)	1,070,000	1,153,738
Series A:
5.375% 8/15/19 (FGIC Insured)	3,000,000	3,159,450
6% 9/1/05 (AMBAC Insured)	4,000,000	4,399,880
6% 7/15/11 (FGIC Insured)	1,320,000	1,512,971
6% 7/15/12 (FGIC Insured)	5,830,000	6,636,755
6.125% 7/15/15 (FGIC Insured) (Pre-Refunded to 7/15/10 @ 101) (d)	6,235,000	7,327,123
6.5% 9/1/07 (AMBAC Insured)	2,290,000	2,649,782
Series C, 5.375% 8/15/14 (FGIC Insured)	2,305,000	2,501,086
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series A:
5.125% 10/1/31 (FGIC Insured) (c)	6,750,000	6,725,903
5.25% 10/1/09 (FGIC Insured) (c)	3,100,000	3,365,887
5.25% 10/1/10 (FGIC Insured) (c)	3,390,000	3,684,489
5.25% 10/1/11 (FGIC Insured) (c)	4,150,000	4,527,111
5.25% 10/1/12 (FGIC Insured) (c)	4,075,000	4,429,444
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11	140,000	140,869
5.5% 10/1/16	2,780,000	3,014,938
6% 10/1/12	6,000,000	7,033,740
6.8% 7/1/05	130,000	130,779
Connecticut Dev. Auth. Rev. (Hartford Civic Ctr. Proj.) Series A:
6% 11/15/07	1,525,000	1,745,530
6% 11/15/08	1,525,000	1,757,990
6% 11/15/09	1,525,000	1,766,575
Connecticut Dev. Auth. Wtr. Facilities Rev. (Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (c)	3,000,000	3,296,670
Connecticut Gen. Oblig.:
(College Savings Plan Proj.) Series B, 0% 11/1/09	4,000,000	3,123,280
Series 1997 D, 5.5% 12/1/07	1,235,000	1,390,857
Series 1998 B, 5.5% 3/15/08	3,850,000	4,289,901
Series 1999 B, 5.875% 11/1/16	4,550,000	5,039,808
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series 2000 A, 6% 4/15/17 (Pre-Refunded to 4/15/10 @ 101) (d)	$ 5,840,000	$ 6,800,680
Series 2000 C, 6.5% 11/1/07 (Pre-Refunded to 11/1/06 @ 101) (d)	1,000,000	1,158,730
Series A:
5.25% 6/15/12 (FGIC Insured) (Pre-Refunded to 6/15/09 @ 101) (d)	1,975,000	2,205,641
5.25% 3/1/13 (Pre-Refunded to 3/1/07 @ 101) (d)	1,500,000	1,665,015
6% 3/1/06	2,700,000	2,995,947
Series B:
5.25% 6/15/07	1,410,000	1,557,416
5.375% 6/15/13	6,325,000	6,926,002
5.375% 6/15/18	8,840,000	9,326,907
5.5% 11/1/17	1,500,000	1,617,705
5.75% 11/1/10	1,000,000	1,138,970
5.75% 6/15/12 (Pre-Refunded to 6/15/10 @ 100) (d)	1,500,000	1,712,115
Series D:
5.125% 11/15/15	10,000,000	10,587,000
5.125% 11/15/18	5,000,000	5,191,800
5.375% 11/15/18	5,000,000	5,304,250
5.375% 11/15/20	2,000,000	2,092,400
Series E:
5.125% 11/15/13	1,500,000	1,616,940
6% 3/15/12	1,365,000	1,582,308
6% 3/15/12 (Escrowed to Maturity) (d)	35,000	40,380
Connecticut Health & Edl. Facilities Auth. Rev.:
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	4,695,000	4,931,393
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	6,230,000	6,664,854
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28 (FHA Insured)	2,500,000	2,512,450
5.2% 8/1/38 (FHA Insured)	4,190,000	4,218,743
(Hosp. for Spl. Care Issue Proj.) Series B, 5.375% 7/1/17	1,200,000	1,159,836
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Kent School Proj.) Series B:
5.1% 7/1/07 (MBIA Insured)	$ 265,000	$ 282,365
5.25% 7/1/08 (MBIA Insured)	305,000	324,389
(Loomis Chaffee School Proj.):
Series C, 5.5% 7/1/26 (MBIA Insured)	1,430,000	1,472,156
Series D, 5.25% 7/1/31	2,000,000	2,010,880
Series E, 5% 7/1/25	1,000,000	985,390
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (d)	3,195,000	4,043,624
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	1,940,000	2,058,398
(Quinnipiac College Proj.) Series D:
6% 7/1/13	1,300,000	1,316,250
6% 7/1/23	940,000	948,225
(Sacred Heart Univ. Proj.) Series C:
6% 7/1/06 (Escrowed to Maturity) (d)	190,000	212,327
6.5% 7/1/16 (Pre-Refunded to 7/1/06 @ 102) (d)	3,020,000	3,481,365
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	4,050,000	4,400,447
6.5% 7/1/11 (AMBAC Insured)	3,280,000	3,905,463
6.5% 7/1/13 (AMBAC Insured)	3,125,000	3,756,344
(Trinity College Issue Prog.) Series E, 5.875% 7/1/26 (MBIA Insured)	3,500,000	3,784,550
(Veterans Memorial Med. Ctr. Proj.) Series A:
5.5% 7/1/26 (MBIA Insured)	3,770,000	3,881,743
6.25% 7/1/05 (MBIA Insured)	2,265,000	2,493,380
(Yale Univ. Proj.) Series W, 5.125% 7/1/27	12,000,000	12,087,720
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Family Ed. Ln. Prog.) Series A:
5.5% 11/15/09 (c)	860,000	931,062
7.2% 11/15/10 (c)	515,000	527,046
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.) Series B, 6.2% 5/15/12	2,500,000	2,566,025
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A:
6% 1/1/04 (MBIA Insured)	1,790,000	1,876,940
6% 1/1/05 (MBIA Insured)	1,880,000	2,026,076
6% 1/1/06 (MBIA Insured)	2,000,000	2,202,160
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Resource Recovery Auth. Resource Recovery Rev.:
(Bridgeport Resco Co. LP Proj.):
5.375% 1/1/06 (MBIA Insured)	$ 500,000	$ 541,050
5.5% 1/1/08 (MBIA Insured)	1,000,000	1,104,690
(Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (c)	3,000,000	3,164,310
5.5% 11/15/09 (MBIA Insured) (c)	2,000,000	2,212,040
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A, 5.25% 11/15/08 (MBIA Insured)	3,300,000	3,614,919
Connecticut Spl. Assessment Second Injury Fund Series 2000 A, 5.125% 1/1/13 (FSA Insured)	2,000,000	2,149,920
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series 1996 B, 5.4% 10/1/10 (MBIA Insured) (Pre-Refunded to 10/1/06 @ 101) (d)	4,545,000	5,071,175
Series 1996 C, 6% 10/1/08 (MBIA Insured)	1,000,000	1,151,020
Series A:
5.125% 9/1/05	2,250,000	2,349,563
5.5% 11/1/06 (FSA Insured)	1,000,000	1,110,630
7.125% 6/1/10	3,550,000	4,339,982
Series B:
0% 6/1/08	3,500,000	2,905,630
5.5% 11/1/07 (FSA Insured)	7,300,000	8,188,702
6.125% 9/1/12	7,115,000	8,384,458
6.15% 9/1/09	1,500,000	1,744,695
6.5% 10/1/07 (Escrowed to Maturity) (d)	2,250,000	2,625,390
6.5% 10/1/10	3,400,000	4,055,078
6.5% 10/1/12	7,100,000	8,566,008
Cromwell Gen. Oblig. 3.5% 6/15/04	1,530,000	1,571,891
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (c)	1,000,000	1,019,170
Meriden Gen. Oblig.:
6.25% 8/1/05 (FGIC Insured)	1,500,000	1,659,255
6.25% 8/1/06 (FGIC Insured)	2,000,000	2,262,060
Monroe Gen. Oblig. Series B, 3.7% 4/15/15	1,020,000	933,239
Naugatuck Ctfs. of Prtn. (Incineration Facilities Proj.) Series A:
5% 6/15/14 (AMBAC Insured) (c)	1,335,000	1,388,787
5% 6/15/17 (AMBAC Insured) (c)	775,000	789,330
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Naugatuck Gen. Oblig.:
5.875% 2/15/21 (AMBAC Insured)	$ 4,000,000	$ 4,549,400
7.25% 9/1/04 (MBIA Insured)	215,000	234,995
7.4% 9/1/07 (MBIA Insured)	370,000	445,147
7.4% 9/1/08 (MBIA Insured)	370,000	451,733
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	2,000,000	2,317,280
6% 4/15/07 (AMBAC Insured)	1,615,000	1,825,951
6% 2/1/12 (MBIA Insured)	400,000	462,980
7% 4/1/07 (MBIA Insured)	580,000	678,594
7% 4/1/08 (MBIA Insured)	580,000	688,240
New Haven Air Rights Packaging Facility Rev. 5.375% 12/1/11 (AMBAC Insured)	1,165,000	1,299,371
New Haven Gen. Oblig.:
Series A, 6% 8/1/05 (FGIC Insured)	3,410,000	3,750,113
Series B, 5.125% 11/1/16 (MBIA Insured)	4,000,000	4,236,840
7% 2/15/05 (FGIC Insured)	750,000	828,135
Newtown Gen. Oblig. 6% 6/15/06 (MBIA Insured)	785,000	877,850
North Thompsonville Fire District #10:
6.75% 6/1/07 (MBIA Insured)	180,000	209,588
6.75% 6/1/08 (MBIA Insured)	190,000	224,324
6.75% 6/1/09 (MBIA Insured)	200,000	238,742
6.75% 6/1/10 (MBIA Insured)	215,000	258,699
6.75% 6/1/11 (MBIA Insured)	230,000	277,819
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 11:
5.625% 8/1/05 (FGIC Insured)	4,000,000	4,176,200
5.75% 8/1/12 (FGIC Insured)	4,490,000	4,690,523
Stamford Gen. Oblig.:
5% 7/15/09	1,000,000	1,101,490
5.25% 7/15/12	5,000,000	5,422,750
5.5% 7/15/13	2,675,000	2,991,453
5.5% 7/15/14	1,250,000	1,385,225
6.6% 1/15/07	295,000	339,631
6.6% 1/15/08	1,480,000	1,728,181
6.6% 1/15/09	1,000,000	1,182,490
Stamford Hsg. Auth. Multi-family Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (b)(c)	6,000,000	5,974,320
Stratford Gen. Oblig.:
4.5% 2/15/06 (FSA Insured)	1,550,000	1,645,620
4.5% 2/15/07 (FSA Insured)	3,255,000	3,472,499
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Stratford Gen. Oblig.: - continued
7% 6/15/08 (FGIC Insured)	$ 500,000	$ 596,655
Suffield Gen. Oblig.:
5.125% 6/15/13 (MBIA Insured)	1,000,000	1,073,390
5.125% 6/15/14 (MBIA Insured)	1,335,000	1,421,081
Univ. of Connecticut Series A:
5.375% 4/1/15	1,400,000	1,514,772
5.375% 4/1/16	4,475,000	4,786,594
5.375% 4/1/18	1,200,000	1,274,844
Univ. of Connecticut Rev.:
(Student Fee Prog.) Series A:
5.75% 11/15/29 (FGIC Insured) (Pre-Refunded to 11/15/10 @ 101) (d)	6,850,000	7,916,614
6% 11/15/25 (FGIC Insured) (Pre-Refunded to 11/15/10 @ 101) (d)	4,000,000	4,691,440
Series A, 5% 5/15/30	1,500,000	1,487,010
West Hartford Gen. Oblig.:
5% 7/15/11	1,500,000	1,579,005
6.5% 7/15/05	2,000,000	2,226,960
6.5% 7/15/06	2,000,000	2,284,400
Wolcott Gen. Oblig.:
7% 6/15/09 (FGIC Insured)	445,000	537,551
7% 6/15/10 (FGIC Insured)	440,000	536,382
Woodstock Spl. Oblig. Rev. (Woodstock Academy Proj.) 7% 3/1/08 (AMBAC Insured)	725,000	734,193
		399,770,172
Puerto Rico - 9.9%
Puerto Rico Commonwealth Gen. Oblig.:
Series B, 5.5% 7/1/12 (FGIC Insured) (a)	4,000,000	4,411,320
5.5% 7/1/11 (FGIC Insured)	4,600,000	5,190,548
5.75% 7/1/26 (MBIA Insured) (Pre-Refunded to 7/1/10 @ 100) (d)	3,700,000	4,252,299
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	2,750,000	2,751,843
Series Y, 5.5% 7/1/36 (FSA Insured)	1,500,000	1,592,670
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B, 6% 7/1/31 (Pre-Refunded to 7/1/10 @ 101) (d)	2,250,000	2,632,140
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (d)	6,215,000	6,539,609
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series AA, 5.375% 7/1/14 (MBIA Insured)	$ 3,250,000	$ 3,499,990
Series HH, 5.25% 7/1/29 (FSA Insured)	12,435,000	12,711,923
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	1,250,000	1,316,338
		44,898,680
TOTAL MUNICIPAL BONDS (Cost $417,564,317)		444,668,852
Municipal Notes - 1.7%

Connecticut - 1.4%
Connecticut Health & Edl. Facilities Auth. Rev. (Yale Univ. Proj.) Series T1, 1.2%, VRDN (b)	6,300,000	6,300,000
Puerto Rico - 0.3%
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series MSTC 00 91, 1.2% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	1,700,000	1,700,000
TOTAL MUNICIPAL NOTES (Cost $8,000,000)		8,000,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $425,564,317)		452,668,852
NET OTHER ASSETS - 0.7%		3,006,964
NET ASSETS - 100%		$ 455,675,816
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 3.126% with Lehman Brothers, Inc.	Jan. 2007	$ 2,250,000	$ 33,943
Security Type Abbreviation
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	38.9%
Escrowed/Pre-Refunded	13.7
Special Tax	10.9
Health Care	9.0
Education	7.1
Transportation	5.0
Others* (individually less than 5%)	15.4
100.0%
* Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $98,406,929 and $75,001,436, respectively.
Income Tax Information
The fund hereby designates approximately $2,606,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended November 30, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 9.52% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value (cost $425,564,317) - See accompanying schedule		$ 452,668,852
Cash		1,644,679
Receivable for fund shares sold		299,406
Interest receivable		6,288,040
Unrealized gain on swap agreements		33,943
Other receivables		1,952
Total assets		460,936,872

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 4,417,360
Payable for fund shares redeemed	212,540
Distributions payable	419,267
Accrued management fee	145,934
Other payables and accrued expenses	65,955
Total liabilities		5,261,056

Net Assets		$ 455,675,816
Net Assets consist of:
Paid in capital		$ 427,471,657
Undistributed net investment income		21,241
Accumulated undistributed net realized gain (loss) on investments		1,044,440
Net unrealized appreciation (depreciation) on investments		27,138,478
Net Assets, for 38,995,747 shares outstanding		$ 455,675,816
Net Asset Value, offering price and redemption price per share ($455,675,816 ÷ 38,995,747 shares)		$ 11.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 20,523,118
Expenses
Management fee	$ 1,643,211
Transfer agent fees	293,420
Accounting fees and expenses	134,950
Non-interested trustees' compensation	1,487
Custodian fees and expenses	6,879
Registration fees	25,081
Audit	34,238
Legal	6,174
Miscellaneous	9,957
Total expenses before reductions	2,155,397
Expense reductions	(149,871)	2,005,526
Net investment income (loss)		18,517,592
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,531,505
Change in net unrealized appreciation (depreciation) on: Investment securities	6,842,576
Swap agreements	33,943
Total change in net unrealized appreciation (depreciation)		6,876,519
Net gain (loss)		8,408,024
Net increase (decrease) in net assets resulting from operations		$ 26,925,616

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,517,592	$ 17,871,913
Net realized gain (loss)	1,531,505	3,412,449
Change in net unrealized appreciation (depreciation)	6,876,519	9,172,474
Net increase (decrease) in net assets resulting from operations	26,925,616	30,456,836
Distributions to shareholders from net investment income	(18,496,836)	(17,861,311)
Distributions to shareholders from net realized gain	(2,501,810)	(31,389)
Total distributions	(20,998,646)	(17,892,700)
Share transactions Net proceeds from sales of shares	104,550,447	95,376,864
Reinvestment of distributions	15,096,410	12,759,252
Cost of shares redeemed	(86,243,324)	(51,554,112)
Net increase (decrease) in net assets resulting from share transactions	33,403,533	56,582,004
Redemption fees	8,754	5,865
Total increase (decrease) in net assets	39,339,257	69,152,005

Net Assets
Beginning of period	416,336,559	347,184,554
End of period (including undistributed net investment income of $21,241 and undistributed net investment income of $32,169, respectively)	$ 455,675,816	$ 416,336,559
Other Information Shares
Sold	8,962,288	8,290,563
Issued in reinvestment of distributions	1,304,635	1,111,235
Redeemed	(7,452,389)	(4,480,086)
Net increase (decrease)	2,814,534	4,921,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.51	$ 11.11	$ 10.88	$ 11.58	$ 11.42
Income from Investment Operations
Net investment income (loss)	.497 B	.527 B	.549 B	.526	.541
Net realized and unrealized gain (loss)	.249	.401	.233	(.651)	.260
Total from investment operations	.746	.928	.782	(.125)	.801
Distributions from net investment income	(.497)	(.527)	(.553)	(.526)	(.541)
Distributions from net realized gain	(.069)	(.001)	-	(.029)	(.100)
Distributions in excess of net realized gain	-	-	-	(.021)	-
Total distributions	(.566)	(.528)	(.553)	(.576)	(.641)
Redemption fees added to paid in capital	- B	- B	.001 B	.001	-
Net asset value, end of period	$ 11.69	$ 11.51	$ 11.11	$ 10.88	$ 11.58
Total Return A	6.64%	8.47%	7.41%	(1.12)%	7.20%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.51%	.55%	.55%
Expenses net of voluntary waivers, if any	.50%	.50%	.51%	.55%	.55%
Expenses net of all reductions	.46%	.41%	.42%	.49%	.54%
Net investment income (loss)	4.28%	4.59%	5.04%	4.69%	4.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 455,676	$ 416,337	$ 347,185	$ 346,113	$ 373,433
Portfolio turnover rate	18%	17%	27%	23%	8%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® CT Municipal Money Market	0.99%	13.10%	29.05%
Connecticut Tax-Free Money Market Funds Average	0.76%	11.84%	26.75%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc and grouped by similar objectives. The past one year Connecticut tax-free money market funds average represent a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	0.99%	2.49%	2.58%
Connecticut Tax-Free Money Market Funds Average	0.76%	2.26%	2.40%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance - continued

Yields

	12/2/02	9/2/02	6/3/02	2/25/02	12/3/01
Fidelity Connecticut Municipal Money Market Fund	0.79%	0.91%	1.01%	0.87%	1.13%

If Fidelity had not reimbursed certain fund expenses	0.74%	-	0.94%	-	-

Connecticut Tax-Free Money Market Funds Average	0.56%	0.65%	0.89%	0.72%	1.07%

Fidelity Connecticut Municipal Money Market Fund - Tax-equivalent	1.27%	1.47%	1.63%	1.40%	1.83%

If Fidelity had not reimbursed certain fund expenses	1.19%	-	1.52%	-	-

Portion of fund's income subject to state taxes	0.13%	0.23%	0.25%	20.34%	21.56%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 37.93%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Michael Marchese became Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund on September 1, 2002.

Q. Mike, what was the investment environment like during the 12 months that ended November 30, 2002?

A. In December 2001, the Federal Reserve Board lowered the rate that banks charge each other for overnight loans - known as the fed funds target rate - to 1.75%, its lowest level in 40 years. This cut was a continuation of the Fed's attempt throughout 2001 to stimulate economic growth. From that point until November 2002, the Fed kept rates unchanged because the economic backdrop was mixed. Consumers kept spending steadily throughout the first 11 months of 2002, but businesses were unwilling to expand. With the threat of war with Iraq and stock market volatility inhibiting a quick recovery, the Fed felt compelled to cut the fed funds rate by 0.50 percentage points in November, bringing it to 1.25% at the end of the period.

Q. How was Connecticut's fiscal health?

A. While Connecticut benefited from high income levels and a diverse economy to strengthen its credit rating, its high debt levels kept the rating from reaching an even higher standing. During the current downturn, other risks emerged to place downward pressure on the state's credit rating. At first glance, it might appear that Connecticut's economy outperformed national averages, given the state's low unemployment rate compared to other states. However, the state depends on the financial services sector, where job losses and diminishing wealth due to the bear market translated into reduced revenue growth and falling income levels.

Q. What was your strategy?

A. We took a cautious approach. Given the economy's effect on many issuers in our market, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit. In addition, we kept the fund's maturity relatively short, because longer-term securities offered very little yield advantage over shorter-term alternatives. Within this context, we looked for investments that offered the best relative value, while taking advantage of periodic cash-flow technicals - meaning factors of supply and demand that influenced yields - to maximize fund performance. In addition, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if we had exclusively purchased Connecticut obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 0.80%, compared to 1.17% 12 months ago. The more recent seven-day yield was the equivalent of a 1.29% taxable rate of return for Connecticut investors in the 37.93% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2002, the fund's 12-month total return was 0.99%, compared to 0.76% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. Mike, what's your outlook?

A. The recent Fed rate cut - combined with probable congressional action to cut taxes and increase spending - should help encourage economic growth. Even if this growth materializes, I believe that interest rates will remain low for an extended period of time due to the Fed's accommodative stance. One important issue will be whether or not we see military action in Iraq or additional domestic terrorist attacks, which could further shake consumer confidence. Given this underlying uncertainty, I expect municipal yields to remain low, and I anticipate continuing a conservative approach. Further, cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term muni rates to decline, while the significant glut of expected new supply could cause rates to rise. I intend to take advantage of the opportunities that these technical factors provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability

Fund number: 418

Trading symbol: FCMXX

Start date: August 29, 1989

Size: as of November 30, 2002, more than $975 million

Manager: Michael Marchese, since September 2002; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	80.7	83.1	81.4
31 - 90	5.5	5.7	3.1
91 - 180	3.9	7.6	8.4
181 - 397	9.9	3.6	7.1
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Fidelity Connecticut Municipal Money Market fund	42 Days	29 Days	39 Days
Connecticut Municipal Money Market Funds Average *	42 Days	38 Days	41 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Variable Rate Demand Notes (VRDNs) 62.0%	Variable Rate Demand Notes (VRDNs) 56.9%
Commercial Paper (including CP Mode) 5.5%	Commercial Paper (including CP Mode) 5.8%
Tender Bonds 1.8%	Tender Bonds 0.1%
Municipal Notes 9.3%	Municipal Notes 7.3%
Municipal Money Market Funds 13.0%	Municipal Money Market Funds 17.9%
Other Investments 6.0%	Other Investments 8.7%
Net Other Assets 2.4%	Net Other Assets 3.3%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Securities - 97.6%
	Principal Amount	Value (Note 1)
Connecticut - 75.4%
Bethel Gen. Oblig. BAN 2.25% 11/4/03	$ 6,722,000	$ 6,760,575
Bridgeport Gen. Oblig. Participating VRDN Series ROC II R182, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	2,865,000	2,865,000
Connecticut Arpt. Rev. Participating VRDN:
Series MSTC 01 128, 1.3% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(f)	6,285,000	6,285,000
Series MSTC 01 129, 1.18% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(f)	17,915,000	17,915,000
Connecticut Clean Wtr. Fund Rev.:
Bonds 5.7% 2/1/03	2,300,000	2,315,500
Participating VRDN Series ROC II R90, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	5,665,000	5,665,000
Connecticut Dev. Auth. Arpt. Facility Rev.:
(Bradley Arpt. Hotel Proj.):
Series 1997 A, 1.2%, LOC KBC Bank NV, VRDN (a)	4,100,000	4,100,000
Series 1997 B, 1.2%, LOC JPMorgan Chase Bank, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 1.2%, LOC Fleet Nat'l. Bank, VRDN (a)	1,000,000	1,000,000
(Learjet, Inc. Proj.) 1.2%, LOC Bank of America NA, VRDN (a)(d)	3,100,000	3,100,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Lapham Hickey Steel Corp. Proj.) 1.25%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 1.15%, LOC Fleet Bank NA, VRDN (a)	2,250,000	2,250,000
(W.E. Bassett Co. Proj.) Series 1986, 1.8%, LOC Fleet Bank NA, VRDN (a)(d)	1,000,000	1,000,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
1.3% tender 2/5/03, CP mode	2,000,000	2,000,000
1.3% tender 2/13/03, CP mode	6,900,000	6,900,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 1.25% (AMBAC Insured), VRDN (a)(d)	26,200,000	26,200,000
Connecticut Gen. Oblig.:
Bonds:
Series 2002 A, 3% 4/15/03	11,750,000	11,797,088
Series 2002 C, 3% 12/15/02	8,500,000	8,505,159
Series A:
5.625% 3/15/09 (Pre-Refunded to 3/15/03 @ 102) (e)	3,000,000	3,095,617
5.8% 3/15/14 (Pre-Refunded to 3/15/03 @ 102) (e)	5,000,000	5,161,209
7% 3/15/03	1,000,000	1,015,748
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Bonds:
Series B, 4.5% 6/15/03	$ 1,800,000	$ 1,829,330
Series C, 5.375% 8/15/03	1,500,000	1,542,078
Series D, 5.1% 8/1/10 (Pre-Refunded to 8/1/03 @ 101.5) (e)	4,975,000	5,170,317
Series E, 3% 11/15/03	2,000,000	2,030,260
Series F, 3% 10/15/03	2,440,000	2,470,506
Participating VRDN:
Series BA 02 A, 1.16% (Liquidity Facility Bank of America NA) (a)(f)	4,815,000	4,815,000
Series EGL 01 0701, 1.16% (Liquidity Facility Citibank NA, New York) (a)(f)	20,000,000	20,000,000
Series Floaters 01 681, 1.16% (Liquidity Facility Morgan Stanley) (a)(f)	10,395,000	10,395,000
Series MS 01 529, 1.13% (Liquidity Facility Morgan Stanley) (a)(f)	33,270,000	33,269,997
Series MS 01 571, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	17,210,000	17,210,000
Series PT 1409, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	9,675,000	9,675,000
Series Putters 291, 1.2% (Liquidity Facility J.P. Morgan Chase & Co.) (a)(f)	13,465,000	13,465,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Quinnipiac College Proj.) Series D, 6% 7/1/23 (Pre-Refunded to 7/1/03 @ 102) (e)	2,910,000	3,043,169
(Univ. of Hartford Proj.) Series C, 8% 7/1/18 (Pre-Refunded to 7/1/03 @ 100) (e)	1,885,000	1,957,562
(Yale Univ. Proj.) Series S1:
1.35% tender 12/9/02, CP mode	4,500,000	4,500,000
1.35% tender 12/12/02, CP mode	9,700,000	9,700,000
1.35% tender 2/12/03, CP mode	15,500,000	15,500,000
(Yale-New Haven Hosp. Proj.) Series E, 1.9%, tender 6/1/03 (FGIC Insured) (a)	600,000	600,000
(Greater Hartford YMCA Proj.) Series A, 1.1% (AMBAC Insured), VRDN (a)	8,230,000	8,230,000
(Health Care Cap. Asset Prog.) Series A1, 1.1%, LOC Fleet Nat'l. Bank, VRDN (a)	22,610,000	22,610,000
(Pomfret School Issue Proj.) Series A, 1.15%, LOC Fleet Nat'l. Bank, VRDN (a)	4,000,000	4,000,000
Connecticut Hsg. Fin. Auth.:
Bonds (Hsg. Mtg. Fin. Prog.) Series 2002 C2, 1.7%, tender 5/15/03 (a)(d)	16,300,000	16,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth.: - continued
Participating VRDN:
Series BA 99 D, 1.16% (Liquidity Facility Bank of America NA) (a)(d)(f)	$ 19,995,000	$ 19,995,000
Series Merlots 00 BBB, 1.3% (Liquidity Facility Wachovia Bank NA) (a)(d)(f)	5,675,000	5,675,000
Series Merlots 00 P, 1.3% (Liquidity Facility Wachovia Bank NA) (a)(d)(f)	2,630,000	2,630,000
Series Merlots 97 L, 1.3% (Liquidity Facility Wachovia Bank NA) (a)(d)(f)	9,565,000	9,565,000
Series PA 880 R, 1.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	18,870,000	18,870,000
Series PA 932 R, 1.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	13,335,000	13,335,000
Series PT 81, 1.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	3,160,000	3,160,000
Series ROC II R91, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	7,405,000	7,405,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 1.3%, VRDN (a)(d)	7,840,000	7,840,000
Series 1990 D, 1.3%, VRDN (a)(d)	7,375,000	7,375,000
Series 2001 A3, 1.2% (AMBAC Insured), VRDN (a)(d)	2,400,000	2,400,000
Series 2001 D3, 1.15% (AMBAC Insured), VRDN (a)(d)	4,600,000	4,600,000
Series 2002 A3, 1.1% (AMBAC Insured), VRDN (a)(d)	20,000,000	20,000,000
Series 2002 B3, 1.2% (AMBAC Insured), VRDN (a)(d)	19,000,000	19,000,000
Series 2002 D2, 1.15% (AMBAC Insured), VRDN (a)	25,000,000	25,000,000
Series B3, 1.15% (AMBAC Insured), VRDN (a)(d)	22,300,000	22,300,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds:
(Trans. Infrastructure Proj.) Series A, 6.85% 6/1/07 (Pre-Refunded to 6/1/03 @ 100) (e)	2,000,000	2,051,415
Series B, 3% 12/1/03	7,255,000	7,373,448
Participating VRDN:
Series MS 00 292, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	4,715,000	4,715,000
Series MS 00 372, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	3,325,000	3,325,000
Series MS 00 501, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	6,250,000	6,250,000
Series MS 00 504, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	4,762,500	4,762,500
Series MS 01 545, 1.11% (Liquidity Facility Morgan Stanley) (a)(f)	3,847,500	3,847,500
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Spl. Tax Oblig. Rev.: - continued
Participating VRDN:
Series MS 01 735, 1.27% (Liquidity Facility Morgan Stanley) (a)(f)	$ 14,785,000	$ 14,785,000
Series PA 1039 R, 1.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	3,530,000	3,530,000
Series PA 966R, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	4,495,000	4,495,000
Series PT 368, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	16,495,000	16,495,000
Series ROC II R122, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	12,265,000	12,265,000
Series ROC II R83, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	5,215,000	5,215,000
(Trans. Infrastructure Proj.) Series 1, 1.95%, LOC Commerzbank AG, VRDN (a)	20,000,000	20,000,000
Coventry Gen. Oblig. BAN 2.6% 12/12/02	2,500,000	2,500,517
Danbury Gen. Oblig. BAN 2% 2/7/03	5,770,000	5,774,435
Danbury Hsg. Auth. 1.16%, LOC Wachovia Bank NA, VRDN (a)	11,000,000	11,000,000
Fairfield Gen. Oblig. BAN 3% 8/1/03	6,000,000	6,054,846
Greenwich Gen. Oblig. BAN 2.5% 1/8/03	10,000,000	10,009,218
Marlborough Gen. Oblig. BAN 2% 2/18/03	3,550,000	3,555,005
New Haven Gen. Oblig.:
1.2% 2/11/03, LOC Landesbank Hessen-Thuringen, CP	6,400,000	6,400,000
1.5% 12/10/02, LOC Landesbank Hessen-Thuringen, CP	7,800,000	7,800,000
Plainville Gen. Oblig. BAN 2% 12/12/02	2,300,000	2,300,423
Reg'l. School District #15 BAN 2% 8/14/03	9,500,000	9,544,030
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. BAN Series A, 2.5% 7/17/03	22,230,000	22,375,091
Trumbull Gen. Oblig. BAN 2.5% 9/15/03	13,440,000	13,565,586
Watertown Gen. Oblig. BAN 2% 8/14/03	7,707,000	7,741,636
		735,919,765
Guam - 1.1%
Guam Pwr. Auth. Rev. Participating VRDN Series PA 531, 1.12% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	11,025,000	11,025,000
Puerto Rico - 8.1%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Floaters 01 703X, 1.13% (Liquidity Facility Morgan Stanley) (a)(f)	4,460,000	4,460,000
Series Merlots 00 EE, 1.22% (Liquidity Facility Wachovia Bank NA) (a)(f)	15,540,000	15,540,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN: - continued
Series Merlots 01 A107, 1.22% (Liquidity Facility Wachovia Bank NA) (a)(f)	$ 3,890,000	$ 3,890,000
Series Putters 204, 1.12% (Liquidity Facility JPMorgan Chase Bank) (a)(f)	1,000,000	1,000,000
Series ROC II R185, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	2,000,000	2,000,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN Series RobIns 14, 1.16% (Liquidity Facility Bank of New York NA) (a)(f)	2,995,000	2,995,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN:
Series 2000 A15, 1.22% (Liquidity Facility Wachovia Bank NA) (a)(f)	17,170,000	17,170,000
Series EGL 00 5101, 1.16% (Liquidity Facility Citibank NA, New York) (a)(f)	10,000,000	10,000,000
Series MSTC 7005, 1.05% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(f)	4,345,000	4,345,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Floaters 01 683, 1.16% (Liquidity Facility Morgan Stanley) (a)(f)	5,900,000	5,900,000
Series Floaters 682, 1.16% (Liquidity Facility Morgan Stanley) (a)(f)	7,330,000	7,330,000
Puerto Rico Indl., Tourist, Edl., Med. & Envir. Cont. Facilities Fing. Auth. (Ana G. Mendez Univ. Sys. Proj.) Series 1998, 1.65%, LOC Banco Santander Central Hispano SA, VRDN (a)	2,100,000	2,100,000
Puerto Rico Muni. Fin. Agcy. Participating VRDN Series MS 00 225, 1.13% (Liquidity Facility Morgan Stanley) (a)(f)	2,335,000	2,335,000
		79,065,000
	Shares
Other - 13.0%
Fidelity Municipal Cash Central Fund, 1.29% (b)(c)	126,680,326	$ 126,680,326
TOTAL INVESTMENT PORTFOLIO - 97.6%		952,690,091
NET OTHER ASSETS - 2.4%		23,229,900
NET ASSETS - 100%		$ 975,919,991
Total Cost for Income Tax Purposes $ 952,690,091
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information

During the fiscal year ended November 30, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 29.21% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 952,690,091
Cash		1,134,201
Receivable for investments sold on a delayed delivery basis		17,710,997
Receivable for fund shares sold		3,696,034
Interest receivable		3,092,251
Receivable from investment adviser for expense reductions		36,488
Other receivables		35,438
Total assets		978,395,500

Liabilities
Payable for fund shares redeemed	$ 1,985,186
Distributions payable	59,862
Accrued management fee	308,783
Other payables and accrued expenses	121,678
Total liabilities		2,475,509

Net Assets		$ 975,919,991
Net Assets consist of:
Paid in capital		$ 975,729,024
Accumulated net realized gain (loss) on investments		190,967
Net Assets, for 975,651,499 shares outstanding		$ 975,919,991
Net Asset Value, offering price and redemption price per share ($975,919,991 ÷ 975,651,499 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 13,458,842
Expenses
Management fee	$ 3,543,428
Transfer agent fees	921,647
Accounting fees and expenses	118,789
Non-interested trustees' compensation	3,343
Custodian fees and expenses	13,289
Registration fees	32,306
Audit	19,466
Legal	18,003
Miscellaneous	45,150
Total expenses before reductions	4,715,421
Expense reductions	(552,238)	4,163,183
Net investment income		9,295,659
Net Realized Gain (Loss) on investment securities		190,967
Net increase in net assets resulting from operations		$ 9,486,626

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 9,295,659	$ 18,704,078
Net realized gain (loss)	190,967	66,694
Net increase (decrease) in net assets resulting from operations	9,486,626	18,770,772
Distributions to shareholders from net investment income	(9,295,659)	(18,704,078)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,658,560,085	1,880,982,677
Reinvestment of distributions	9,051,542	17,805,366
Cost of shares redeemed	(1,684,615,591)	(1,810,286,913)
Net asset value of Fidelity Connecticut Municipal Money Market shares issued in exchange for the net assets of Spartan Connecticut Municipal Money Market	185,507,942	-
Net increase (decrease) in net assets and shares resulting from share transactions	168,503,978	88,501,130
Total increase (decrease) in net assets	168,694,945	88,567,824

Net Assets
Beginning of period	807,225,046	718,657,222
End of period	$ 975,919,991	$ 807,225,046

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.010	.024	.034	.026	.029
Distributions from net investment income	(.010)	(.024)	(.034)	(.026)	(.029)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.99%	2.44%	3.47%	2.63%	2.94%
Ratios to Average Net Assets B
Expenses before expense reductions	.51%	.51%	.54%	.55%	.56%
Expenses net of voluntary waivers, if any	.49%	.51%	.54%	.55%	.56%
Expenses net of all reductions	.45%	.46%	.54%	.54%	.56%
Net investment income	1.00%	2.41%	3.43%	2.60%	2.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 975,920	$ 807,225	$ 718,657	$ 532,948	$ 487,990

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

1. Significant Accounting Policies.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Fidelity Connecticut Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, and losses deferred due to futures transactions.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end was as follows:

Unrealized appreciation	$ 27,458,826	|
Unrealized depreciation	(761,566)
Net unrealized appreciation (depreciation)	26,697,260
Undistributed ordinary income	1,548,395
Undistributed long-term capital gain	1,341,190
Total Distributable earnings	$ 29,586,845
Cost for federal income tax purposes	$ 425,971,592

The tax character of distributions paid during the year for the income fund was as follows:

Ordinary Income	$ 18,496,836	|
Long-term Capital Gains	2,501,810
Total	$ 20,998,646

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective December 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

resulted in a $93,075 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $20,745, and decrease net unrealized appreciation/ depreciation by $20,745. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Swaps. The income fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis. Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Spartan Connecticut Municipal Income Fund	.25%	.13%	.38%
Fidelity Connecticut Municipal Money Market Fund	.25%	.13%	.38%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Connecticut Municipal Income Fund	.07%	|
Fidelity Connecticut Municipal Money Market Fund	.10%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Connecticut Municipal Money Market Fund	$ 2,328,626

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

5. Expense Reductions.

Effective March 26, 2002, FMR agreed to reimburse the money market fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Fidelity Connecticut Municipal Money Market Fund	.48%	$ 169,041

In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Connecticut Municipal Income Fund	$ 6,879	$ 139,056	$ 3,936
Fidelity Connecticut Municipal Money Market Fund	13,289	369,908	-

Annual Report

Notes to Financial Statements - continued

6. Merger Information.

On March 25, 2002, Fidelity Connecticut Municipal Money Market Fund (the fund) acquired all of the assets and assumed all of the liabilities of Spartan Connecticut Municipal Money Market Fund. The acquisition, which was approved by the shareholders of Spartan Connecticut Municipal Money Market Fund on March 13, 2002, was accomplished by an exchange of 185,464,324 shares of the fund for the 185,464,324 shares then outstanding (each valued at $1.00) of Spartan Connecticut Municipal Money Market Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Connecticut Municipal Money Market Fund's net assets, were combined with the fund for total net assets after the acquisition of $1,019,637,737.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Connecticut Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Connecticut Municipal Money Market (2001) and Spartan Connecticut Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Court Street Trust (1990) and Fidelity Court Street Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Court Street Trust (1987) and Fidelity Court Street Trust II (1991). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of Connecticut Municipal Money Market (2000) and Spartan Connecticut Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Connecticut Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Connecticut Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1987 or 1989

Assistant Treasurer of Connecticut Municipal Money Market (1989) and Spartan Connecticut Municipal Income (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Connecticut Municipal Money Market and Spartan Connecticut Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Connecticut Municipal Income Fund voted to pay on December 23, 2002, to shareholders of record at the opening of business on December 20, 2002, a distribution of $0.035 per share derived from capital gains realized from sales of portfolio securities .

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

Annual Report

Spartan Connecticut Municipal Income Fund

Proxy Voting Results

A special meeting of the Spartan Connecticut Municipal Income Fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	834,223,056.82	88.495
Against	52,472,818.90	5.566
Abstain	37,975,729.65	4.029
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.
	# of Votes	% of Votes
Affirmative	214,665,674.66	82.596
Against	38,424,394.80	14.785
Abstain	6,807,862.64	2.619
TOTAL	259,897,932.10	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.
	# of Votes	% of Votes
Affirmative	255,336,766.98	86.702
Against	20,067,225.78	7.721
Abstain	7,957,170.22	3.062
Broker Non-Votes	6,536,769.12	2.515
TOTAL	259,897,932.10	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.
	# of Votes	% of Votes
Affirmative	214,806,469.49	82.650
Against	28,298,770.52	10.889
Abstain	10,255,922.97	3.946
Broker Non-Votes	6,536,769.12	2.515
TOTAL	259,897,932.10	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	871,960,991.66	92.498
Withheld	70,719,008.19	7.502
TOTAL	942,679,999.85	100.000
Ralph F. Cox
Affirmative	871,229,292.63	92.420
Withheld	71,450,707.22	7.580
TOTAL	942,679,999.85	100.000
Phyllis Burke Davis
Affirmative	872,150,593.93	92.518
Withheld	70,529,405.92	7.482
TOTAL	942,679,999.85	100.000
Robert M. Gates
Affirmative	874,075,205.17	92.722
Withheld	68,604,794.68	7.278
TOTAL	942,679,999.85	100.000
Abigail P. Johnson
Affirmative	871,626,088.17	92.463
Withheld	71,053,911.68	7.537
TOTAL	942,679,999.85	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	873,357,380.22	92.646
Withheld	69,322,619.63	7.354
TOTAL	942,679,999.85	100.000
Donald J. Kirk
Affirmative	874,485,126.52	92.766
Withheld	68,194,873.33	7.234
TOTAL	942,679,999.85	100.000
Marie L. Knowles
Affirmative	875,772,775.69	92.902
Withheld	66,907,224.16	7.098
TOTAL	942,679,999.85	100.000
Ned C. Lautenbach
Affirmative	874,191,138.98	92.735
Withheld	68,488,860.87	7.265
TOTAL	942,679,999.85	100.000
Peter S. Lynch
Affirmative	875,658,233.72	92.890
Withheld	67,021,766.13	7.110
TOTAL	942,679,999.85	100.000
Marvin L. Mann
Affirmative	874,867,522.43	92.806
Withheld	67,812,477.42	7.194
TOTAL	942,679,999.85	100.000
William O. McCoy
Affirmative	874,832,657.62	92.803
Withheld	67,847,342.23	7.197
TOTAL	942,679,999.85	100.000
William S. Stavropoulos
Affirmative	869,971,795.73	92.287
Withheld	72,708,204.12	7.713
TOTAL	942,679,999.85	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	212,365,418.51	81.711
Against	28,182,018.73	10.844
Abstain	12,813,725.74	4.930
Broker Non-Votes	6,536,769.12	2.515
TOTAL	259,897,932.10	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	207,559,129.11	79.862
Against	32,608,272.27	12.546
Abstain	13,193,761.60	5.077
Broker Non-Votes	6,536,769.12	2.515
TOTAL	259,897,932.10	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Proxy Voting Results

A special meeting of Fidelity Connecticut Municipal Money Market Fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes	% of Votes
Affirmative	1,561,848,024.92	87.067
Against	105,060,962.89	5.857
Abstain	125,585,906.15	7.001
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,468,512,793.67	81.864
Against	239,684,074.04	13.362
Abstain	85,645,226.25	4.774
TOTAL	1,793,842,093.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding reorganization or termination.*
	# of Votes	% of Votes
Affirmative	1,539,264,185.62	85.808
Against	169,957,486.40	9.475
Abstain	83,273,221.94	4.642
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,526,574,981.34	85.101
Against	165,833,049.22	9.244
Abstain	100,086,863.40	5.580
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,661,361,775.23	92.615
Withheld	132,480,318.73	7.385
TOTAL	1,793,842,093.96	100.000
Ralph F. Cox
Affirmative	1,658,587,713.10	92.460
Withheld	135,254,380.86	7.540
TOTAL	1,793,842,093.96	100.000
Phyllis Burke Davis
Affirmative	1,657,143,893.83	92.380
Withheld	136,698,200.13	7.620
TOTAL	1,793,842,093.96	100.000
Robert M. Gates
Affirmative	1,660,484,706.50	92.566
Withheld	133,357,387.46	7.434
TOTAL	1,793,842,093.96	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	1,656,480,727.76	92.343
Withheld	137,361,366.20	7.657
TOTAL	1,793,842,093.96	100.000
Edward C. Johnson 3d
Affirmative	1,647,836,272.33	91.861
Withheld	146,005,821.63	8.139
TOTAL	1,793,842,093.96	100.000
Donald J. Kirk
Affirmative	1,660,413,687.14	92.562
Withheld	133,428,406.82	7.438
TOTAL	1,793,842,093.96	100.000
Marie L. Knowles
Affirmative	1,660,374,165.36	92.560
Withheld	133,467,928.60	7.440
TOTAL	1,793,842,093.96	100.000
Ned C. Lautenbach
Affirmative	1,661,688,275.04	92.633
Withheld	132,153,818.92	7.367
TOTAL	1,793,842,093.96	100.000
Peter S. Lynch
Affirmative	1,658,414,728.39	92.450
Withheld	135,427,365.57	7.550
TOTAL	1,793,842,093.96	100.000
Marvin L. Mann
Affirmative	1,659,498,467.64	92.511
Withheld	134,343,626.32	7.489
TOTAL	1,793,842,093.96	100.000
William O. McCoy
Affirmative	1,659,694,824.50	92.522
Withheld	134,343,626.32	7.478
TOTAL	1,793,842,093.96	100.000
William S. Stavropoulos
Affirmative	1,652,885,433.99	92.142
Withheld	140,956,659.97	7.858
TOTAL	1,793,842,093.96	100.000
PROPOSAL 8
To approve an amended management contract for the fund.
	# of Votes	% of Votes
Affirmative	438,811,228.31	86.916
Against	40,062,355.06	7.935
Abstain	25,990,546.48	5.148
Broker Non-Votes	3,620.00	0.001
TOTAL	504,867,749.85	100.000
PROPOSAL 9
To modify the fundamental 80% investment policy of the fund.
	# of Votes	% of Votes
Affirmative	402,331,866.14	79.691
Against	76,556,117.52	15.163
Abstain	25,976,146.19	5.145
Broker Non-Votes	3,620.00	0.001
TOTAL	504,867,749.85	100.000
PROPOSAL 16
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	396,769,086.58	78.589
Against	81,545,751.28	16.152
Abstain	25,549,291.99	5.258
Broker Non-Votes	3,620.00	0.001
TOTAL	504,867,749.85	100.000
PROPOSAL 17
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	393,225,807.52	77.887
Against	83,679,991.21	16.575
Abstain	27,958,331.12	5.537
Broker Non-Votes	3,620.00	0.001
TOTAL	504,867,749.85	100.000
PROPOSAL 18
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	390,870,269.08	77.420
Against	85,921,075.56	17.019
Abstain	28,072,785.21	5.560
Broker Non-Votes	3,620.00	0.001
TOTAL	504,867,749.85	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Managment, Inc.

Merrimack, NH

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated lines for quickest service

CTR-ANN-0103 336088
1.539232.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Florida Municipal
Income Fund

and

Fidelity®
Florida Municipal
Money Market Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Florida Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Florida Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Florida Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® FL Municipal Income	5.93%	30.57%	87.64%
LB Florida Municipal Bond	6.25%	32.77%	n/a*
Florida Municipal Debt Funds Average	4.92%	25.33%	76.96%

Cumulative total returns show the fund's performance over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Florida Municipal Bond Index - a market value-weighted index of Florida investment-grade municipal bonds with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan FL Municipal Income	5.93%	5.48%	6.50%
LB Florida Municipal Bond	6.25%	5.83%	n/a*
Florida Municipal Debt Funds Average	4.92%	4.61%	5.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Florida Municipal Income Fund

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Florida Municipal Income Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended November 30,
	2002	2001	2000	1999	1998
Dividend returns	4.54%	4.89%	5.15%	4.39%	4.77%
Capital returns	1.39%	3.71%	2.29%	-6.04%	2.63%
Total returns	5.93%	8.60%	7.44%	-1.65%	7.40%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.12¢	25.37¢	51.05¢
Annualized dividend rate	4.26%	4.30%	4.39%
30-day annualized yield	3.43%	-	-
30-day annualized tax-equivalent yield	5.28%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.77 over the past one month, $11.78 over the past six months and $11.63 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 35% federal income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Florida Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Through the end of November 2002, the municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - was poised to do something it had never done since the index's inception in 1980: outperform the stock market, as measured by the Standard & Poor's 500SM Index, for three consecutive years. For the overall 12-month period that ended November 30, 2002, the Lehman Brothers index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 6.36%. During that same time frame, the S&P 500® dropped 16.51%. Municipal bonds benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about another war with Iraq and fears of a double-dip recession, among other factors. Munis received a further boost when the Federal Reserve Board cut interest rates in December 2001, held rates steady throughout the first 10 months of 2002, and then initiated another reduction in early November. Still, munis did close out the year on a down note. The Lehman Brothers index dropped slightly more than two percentage points during October and November as early hints of a possible economic recovery inspired investors to pursue riskier, higher-yielding asset classes.

(Portfolio Manager photograph)
Note to shareholders: Doug McGinley became Portfolio Manager of Spartan Florida Municipal Income Fund on June 1, 2002.

Q. How did the fund perform, Doug?

A. For the 12 months ending November 30, 2002, the fund returned 5.93%, while the Florida municipal debt funds average returned 4.92%, according to Lipper Inc. Additionally, the Lehman Brothers Florida Municipal Bond Index gained 6.25%.

Q. What helped the fund outpace its Lipper peer average?

A. Part of the reason for the fund's outperformance of its Lipper peers was our avoidance of bonds that got hurt the worst during the period, namely lower-quality securities and those tied to the airline industry and to some corporations. At the end of the period, the fund's stake in investment-grade securities - those rated BBB or above - stood at 96.4% of the fund's total net assets. About two-thirds of our investments were insured, meaning they carried the highest, AAA credit rating. That emphasis on quality served us well because below-investment-grade bonds came under pretty severe pressure, due to heightened concerns about credit risk amid weak economic conditions. Airline-related bonds - those issued for the construction and operation of facilities such as terminals and hangars - slumped in response to the slowdown in air travel. Municipal bonds backed by corporations - which are used to fund projects such as manufacturing plants or other corporate endeavors deemed in the public good - also suffered as corporate profitability weakened.

Annual Report

Spartan Florida Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What other strategies contributed to the fund's outperformance?

A. Our approach to managing the fund's interest rate sensitivity was another factor that helped. Despite interest rates generally moving lower during the period, it wasn't always a smooth path. Rates and bond yields spiked higher at various times when evidence pointed to a strong recovery, and then dropped on other occasions when it seemed that the economy was veering toward recession. This interest rate volatility made it very difficult for investors who positioned their portfolios based on a view of where rates were headed. Since the direction of rates is very hard to predict on a consistent basis over longer periods of time, my approach is to manage the fund so that its interest rate sensitivity is in line with the Florida municipal market overall. By doing so, the fund wasn't positioned in the wrong place at the wrong time, with too little rate sensitivity when rates fell or too much when rates rose.

Q. What sectors of the Florida muni market did you favor?

A. We generally maintained a bias toward essential services bonds, such as those issued by water and sewer utilities. These entities provide services that, by definition, are essential so their revenues were not all that sensitive to the overall economic slowdown. We also favored hospitals, which performed reasonably well during the year thanks in part to cost management and higher payments from insurers and the state and federal government.

Q. Were there any disappointments?

A. Probably the biggest disappointment, although it only detracted from performance in a modest way, had to do with the fund's relatively light stake in par bonds, which sell at face value. At times, par bonds generally outperformed premium and discount bonds - which sell above and below face value, respectively - primarily due to unusually strong demand from individual investors. Even though they performed well during the period, we tended to be very selective regarding par bonds, because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. What's your outlook for the Florida municipal bond market?

A. The supply of municipals - which I expect to be relatively robust in 2003 - likely will affect the market, but the bigger uncertainty is demand. If stocks rally, some investors may sell munis, which could put pressure on prices. Interest rates, of course, will be the main factor driving the market. Since I don't forecast the direction of rates, I will continue to structure the portfolio so that it's positioned to weather any type of environment, buying bonds that our credit research indicates are undervalued with the intention of holding them until they reach their fair value.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide the highest level of current income exempt from federal income tax and the Florida intangible tax

Fund number: 427

Trading symbol: FFLIX

Start date: March 16, 1992

Size: as of November 30, 2002, more than $552 million

Manager: Doug McGinley, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Doug McGinley on Florida's fiscal situation:

"Florida's current fiscal situation is better than that of many other states. One reason for that is Florida's tax structure; its revenues primarily are derived from sales taxes, rather than more economically sensitive income and capital gains taxes. That said, the state still faces a budget gap next year, which is estimated to be about $4 billion. That shortfall, in turn, may be setting up a tax showdown between the state legislature and Governor Bush. The governor seemingly wants to avoid higher taxes. However, he also warned during the most recent election that increased costs for smaller school class sizes - estimated to be about $200 million - may necessitate a tax increase. The resolution of this budget shortfall will have a direct bearing on the credit quality of the state and the many municipal entities to which it provides funding. It's an issue I'll be watching closely in 2003."

Annual Report

Spartan Florida Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	19.3	18.2
Health Care	12.9	12.9
Special Tax	12.4	13.3
Water & Sewer	11.5	11.5
Escrowed/Pre-Refunded	10.8	13.0
Average Years to Maturity as of November 30, 2002
		6 months ago
Years	12.1	12.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2002
6 months ago
Years	6.7	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
AAA 70.7%	AAA 74.8%
AA, A 20.1%	AA, A 15.7%
BBB 5.6%	BBB 7.1%
Not Rated 2.4%	Not Rated 2.8%
Short-term Investments and Net Other Assets 1.2%	Short-term Investments and Net Other Assets* (0.4)%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

*Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Spartan Florida Municipal Income Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Bonds - 98.8%
	Principal Amount	Value (Note 1)
Florida - 96.1%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Sys. Proj.):
6% 11/15/09 (Escrowed to Maturity) (f)	$ 1,970,000	$ 2,180,731
6.05% 11/15/16 (Escrowed to Maturity) (f)	6,230,000	7,199,513
Bay County Wtr. Sys. Rev. 5.7% 9/1/30 (AMBAC Insured)	10,605,000	11,247,126
Boynton Beach Util. Sys. Rev. 5.5% 11/1/17 (FGIC Insured)	2,965,000	3,270,454
Brevard County Util. Rev.:
5.25% 3/1/09 (FGIC Insured) (a)	2,000,000	2,203,900
5.25% 3/1/10 (FGIC Insured) (a)	2,145,000	2,360,294
5.25% 3/1/13 (FGIC Insured) (a)	1,000,000	1,089,630
5.25% 3/1/14 (FGIC Insured) (a)	1,500,000	1,614,060
Broward County Arpt. Sys. Rev.:
Series 1998 H1, 5.25% 10/1/11 (AMBAC Insured) (e)	1,505,000	1,602,178
Series H1, 4.5% 10/1/04 (AMBAC Insured) (e)	3,280,000	3,414,742
Broward County Gen. Oblig. Series 2001 A, 5.25% 1/1/21	3,500,000	3,602,480
Broward County School District Series A, 5% 2/15/07 (a)	3,000,000	3,257,010
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
5.5% 10/1/11 (MBIA Insured)	2,275,000	2,494,583
5.5% 10/1/12 (MBIA Insured)	1,460,000	1,595,430
5.5% 10/1/13 (MBIA Insured)	1,265,000	1,375,776
Cape Canaveral Hosp. District Rev. Ctfs. 5.25% 1/1/18 (MBIA Insured)	2,745,000	2,852,055
Clearwater Impt. Rev. Series 2001, 5.25% 2/1/22 (FSA Insured)	2,200,000	2,255,000
Clearwater Rev. 5.375% 3/1/31 (MBIA Insured)	1,250,000	1,324,738
Collier County School Board Ctfs. of Prtn. 5.375% 2/15/21 (FSA Insured)	4,000,000	4,164,120
Dade County Aviation Rev.:
(Miami Int'l. Arpt. Proj.):
Series A, 6% 10/1/08 (FSA Insured) (e)	4,175,000	4,691,865
Series B, 5% 10/1/11 (FSA Insured) (e)	3,300,000	3,469,653
Series B, 6.3% 10/1/05 (AMBAC Insured)	1,200,000	1,308,732
Series C, 5.5% 10/1/11 (MBIA Insured)	5,200,000	5,677,776
Series D, 5.75% 10/1/09 (AMBAC Insured) (e)	2,125,000	2,321,116
Series Y, 5.3% 10/1/05	3,460,000	3,617,119
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Dade County Gen. Oblig. Series DD, 7.7% 10/1/07 (AMBAC Insured)	$ 1,000,000	$ 1,216,390
Dade County Resource Recovery Facilities Rev. 5.5% 10/1/09 (AMBAC Insured) (e)	5,000,000	5,448,050
Dade County Spl. Oblig. Series B:
0% 10/1/03 (AMBAC Insured)	4,160,000	4,108,374
0% 10/1/04 (AMBAC Insured)	5,045,000	4,851,020
0% 10/1/16 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 63.072) (f)	4,300,000	2,214,543
0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (f)	4,140,000	1,540,287
0% 10/1/23 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 40.1315) (f)	12,230,000	4,007,649
0% 10/1/27 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 30.8464) (f)	5,325,000	1,341,261
Dade County Wtr. & Swr. Sys. Rev. 5.25% 10/1/21 (FGIC Insured)	3,470,000	3,559,457
Daytona Beach Util. Sys. Rev. Series D:
5.25% 11/15/16 (FSA Insured)	1,200,000	1,280,928
5.25% 11/15/17 (FSA Insured)	1,825,000	1,934,464
De Soto County Cap. Impt. Rev.:
5.25% 10/1/21 (MBIA Insured)	1,640,000	1,693,316
5.25% 10/1/22 (MBIA Insured)	1,725,000	1,772,593
Dunedin Hosp. Rev. (Mease Health Care Proj.) 5.25% 11/15/06 (MBIA Insured)	1,400,000	1,455,398
Duval County School Board Ctfs. of Prtn. 5.625% 7/1/14 (FSA Insured)	3,010,000	3,304,709
Escambia County Health Facilities Auth. Health Facilities Rev.:
(Baptist Hosp. & Baptist Manor Proj.):
5% 10/1/07	1,210,000	1,268,201
6.75% 10/1/14	210,000	218,322
6.75% 10/1/14 (Pre-Refunded to 10/1/03 @ 102) (f)	2,555,000	2,717,191
(Baptist Hosp., Inc. Proj.) Series B, 6% 10/1/14	2,790,000	2,829,423
Escambia County Sales Tax Rev. 5.55% 1/1/07 (FGIC Insured)	2,000,000	2,046,200
Escambia County Tourist Dev. Rev. 5% 10/1/15 (MBIA Insured)	1,145,000	1,205,296
Escambia County Utils. Auth. Util. Sys. Rev. Series B, 6.25% 1/1/15 (FGIC Insured)	1,500,000	1,785,405
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Board of Ed. Cap. Outlay:
Series B:
5.375% 6/1/15	$ 5,000,000	$ 5,446,500
5.375% 6/1/17	5,000,000	5,395,500
5.5% 6/1/12	7,945,000	8,885,370
5.625% 6/1/08 (Pre-Refunded to 6/1/05 @ 101) (f)	1,000,000	1,096,680
Series C, 5.75% 6/1/29 (FGIC Insured)	2,000,000	2,133,040
Series E, 5.625% 6/1/29	3,000,000	3,137,370
Series F, 5.5% 6/1/17	3,000,000	3,187,560
Florida Board of Ed. Lottery Rev. Series 2000 A, 5.75% 7/1/11 (FGIC Insured)	1,000,000	1,138,510
Florida Board of Ed. Pub. Ed.:
Series 2000 A, 5.25% 6/1/24	1,400,000	1,427,076
Series A, 5.125% 6/1/30	1,360,000	1,364,338
Florida Dept. Envir. Protection Preservation Rev.:
Series 2001 A, 5.25% 7/1/08 (FSA Insured)	5,000,000	5,523,950
Series A, 5.75% 7/1/10 (FGIC Insured)	1,565,000	1,779,890
Florida Dept. of Trans. 5.375% 7/1/15 (MBIA Insured)	2,110,000	2,311,779
Florida Division of Bond Fin. Dept. Gen. Svcs. Revs. (Dept. of Envir. Protection Proj.) Series 1997 B, 6% 7/1/10 (AMBAC Insured)	1,030,000	1,188,352
Florida Hsg. Fin. Agcy. Rev. (Single Family Mtg. Prog.):
Series A:
6.35% 7/1/14	745,000	772,647
6.55% 7/1/14 (e)	1,170,000	1,220,252
Series B, 6.55% 7/1/17 (e)	740,000	765,345
Florida Mid-Bay Bridge Auth. Rev. Series A, 6.875% 10/1/22 (Escrowed to Maturity) (f)	3,000,000	3,816,810
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.):
5.5% 10/1/18 (AMBAC Insured)	1,350,000	1,461,159
5.5% 10/1/19 (AMBAC Insured)	2,430,000	2,612,056
Gainesville Utils. Sys. Rev.:
Series A, 5.2% 10/1/22	3,270,000	3,313,229
Series B, 5.5% 10/1/13	1,500,000	1,571,955
Gulf Breeze Rev.:
Series 1985 C, 5%, tender 12/1/12 (FGIC Insured) (b)	1,825,000	1,964,029
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Gulf Breeze Rev.: - continued
Series 1985 E:
4.375%, tender 12/1/04 (FGIC Insured) (b)	$ 1,000,000	$ 1,048,350
4.625%, tender 12/1/05 (FGIC Insured) (b)	1,040,000	1,111,386
5%, tender 12/1/11 (FGIC Insured) (b)	1,330,000	1,437,344
5%, tender 12/1/13 (FGIC Insured) (b)	1,465,000	1,565,499
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.):
Series 2002 B, 5% 11/15/08 (a)	2,835,000	2,987,325
3.35%, tender 9/1/05 (b)	5,000,000	5,024,600
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 1999 A, 5.625% 8/15/19	5,000,000	4,740,650
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.):
4.25%, tender 8/1/07 (b)(e)	2,000,000	1,965,020
5.1% 10/1/13	3,000,000	2,895,210
Hillsborough County Port District Spl. Refing. Rev. (Tampa Port Auth. Proj.) 6.5% 6/1/05 (FSA Insured) (e)	2,000,000	2,195,140
Hillsborough County School Board Ctfs. of Ptrn. (Master Lease Prog.) Series A, 5.25% 7/1/22 (MBIA Insured)	4,905,000	4,993,781
Hillsborough County School District Sales Tax Rev. 5.375% 10/1/16 (AMBAC Insured)	6,000,000	6,452,520
Hillsborough County Util. Rev.:
Series A:
0% 8/1/05 (MBIA Insured) (Escrowed to Maturity) (f)	5,200,000	4,877,912
0% 8/1/06 (MBIA Insured) (Escrowed to Maturity) (f)	4,500,000	4,066,245
0% 8/1/07 (MBIA Insured) (Escrowed to Maturity) (f)	6,500,000	5,611,580
5.5% 8/1/11 (AMBAC Insured)	5,250,000	5,888,190
Jacksonville Elec. Auth. Rev.:
(Saint Johns River Proj.) Series 10 Issue 2, 6.5% 10/1/03	1,500,000	1,539,405
Series A, 6.125% 10/1/39	4,160,000	4,553,536
Jacksonville Excise Tax Rev. Series B:
5.5% 10/1/10 (FGIC Insured) (e)	1,540,000	1,707,952
5.5% 10/1/11 (FGIC Insured) (e)	2,730,000	3,000,052
Jacksonville Health Facilities Auth. Hosp. Rev. (Charity Obligated Group Proj.) Series A:
5.25% 8/15/08 (MBIA Insured)	3,720,000	4,067,113
5.5% 8/15/05 (MBIA Insured)	1,600,000	1,735,728
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Jacksonville Health Facilities Auth. Indl. Dev. Rev. (Cypress Village/Nat'l. Benevolent Assoc. Proj.):
6.25% 12/1/23	$ 560,000	$ 479,903
7% 12/1/14	1,000,000	962,210
7% 12/1/22	2,000,000	1,867,760
8% 12/1/24	2,740,000	2,669,527
Jacksonville Port Auth. Arpt. Rev. 5% 10/1/05 (FGIC Insured) (e)	2,550,000	2,654,627
JEA Saint Johns River Pwr. Park Sys. Rev. 5% 10/1/14	4,550,000	4,765,670
Jupiter Wtr. Rev.:
5.375% 10/1/16 (AMBAC Insured)	1,040,000	1,125,727
5.375% 10/1/17 (AMBAC Insured)	1,000,000	1,074,960
5.375% 10/1/18 (AMBAC Insured)	1,160,000	1,245,991
Lakeland Elec. & Wtr. Rev. 0% 10/1/09 (FGIC Insured) (Escrowed to Maturity) (f)	2,340,000	1,806,199
Lakeland Energy Sys. Rev.:
Series B, 5.5% 10/1/40 (MBIA Insured)	3,000,000	3,111,840
5.5% 10/1/14 (MBIA Insured)	1,000,000	1,094,500
Lakeland Wtr. & Wastewtr. Rev. 5.25% 10/1/14	1,685,000	1,812,774
Lee County Arpt. Rev. 5% 10/1/05 (FSA Insured)	3,500,000	3,758,930
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/07 (MBIA Insured)	2,310,000	2,587,131
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.):
Series A:
5.25% 11/15/07	1,250,000	1,251,150
5.5% 11/15/09	800,000	803,936
Series C, 5.5% 11/15/29	4,075,000	3,591,787
Lee County Indl. Dev. Auth. Util. Sys. Rev. (Bonita Springs Utils., Inc. Proj.) 5% 11/1/18 (MBIA Insured) (e)	1,015,000	1,030,347
Leesburg Hosp. Rev. (Leesburg Reg'l. Med. Ctr. Proj.) Series B, 5.625% 7/1/13	2,795,000	2,852,158
Manatee County Port Auth. Port Rev. Series A:
5.25% 10/1/15 (MBIA Insured) (e)	1,035,000	1,081,337
5.25% 10/1/16 (MBIA Insured) (e)	1,090,000	1,130,090
5.25% 10/1/17 (MBIA Insured) (e)	1,145,000	1,178,045
5.25% 10/1/18 (MBIA Insured) (e)	1,205,000	1,235,041
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Martin County Utils. Sys. Rev. 5.5% 10/1/16 (FGIC Insured)	$ 1,265,000	$ 1,376,687
Melbourne Arpt. Rev.:
6.25% 10/1/03 (MBIA Insured) (e)	270,000	280,743
6.5% 10/1/04 (MBIA Insured) (e)	290,000	312,231
6.5% 10/1/05 (MBIA Insured) (e)	310,000	342,888
6.5% 10/1/06 (MBIA Insured) (e)	325,000	367,055
6.75% 10/1/07 (MBIA Insured) (e)	350,000	405,535
6.75% 10/1/08 (MBIA Insured) (e)	375,000	435,011
6.75% 10/1/09 (MBIA Insured) (e)	400,000	467,468
6.75% 10/1/10 (MBIA Insured) (e)	425,000	502,299
Melbourne Wtr. & Swr. Rev. Series B, 0% 10/1/24 (FGIC Insured)	4,000,000	1,206,080
Miami Beach Stormwater Rev.:
5.375% 9/1/30 (FGIC Insured)	1,000,000	1,024,250
5.75% 9/1/13 (FGIC Insured)	1,380,000	1,545,807
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	6,000,000	6,290,580
Miami Gen. Oblig. 5.5% 1/1/19 (MBIA Insured)	2,000,000	2,119,080
Miami-Dade County Aviation Rev.:
Series A, 5% 10/1/05 (FGIC Insured) (e)	2,550,000	2,717,000
Series C, 5.25% 10/1/12 (MBIA Insured) (e)	5,185,000	5,475,619
Miami-Dade County Edl. Facilities Auth. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	6,520,000	6,969,489
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Miami Childrens Hosp. Proj.) Series A, 5.5% 8/15/11 (AMBAC Insured)	3,000,000	3,333,180
Miami-Dade County School Board Ctfs. of Prtn. Series A:
5.75% 10/1/12 (FSA Insured)	2,530,000	2,812,803
5.75% 10/1/13 (FSA Insured)	2,030,000	2,241,506
5.75% 10/1/14 (FSA Insured)	2,000,000	2,208,380
Miami-Dade County Spl. Oblig. Series A2, 5% 4/1/08 (AMBAC Insured)	3,000,000	3,269,310
North Miami Edl. Facilities Rev. (Johnson & Wales Univ. Proj.) Series A, 6.125% 4/1/20	6,605,000	6,835,250
Orange County Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Oblig. Group Proj.):
5.75% 11/15/05 (AMBAC Insured)	2,735,000	3,003,167
6.5% 11/15/30	2,500,000	2,632,750
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Orange County Health Facilities Auth. Rev.: - continued
(Orlando Reg'l. Health Care Sys. Proj.):
Series 1999 D, 5.75% 10/1/11 (MBIA Insured)	$ 4,200,000	$ 4,723,362
Series A, 6.25% 10/1/18 (MBIA Insured)	2,500,000	2,959,900
Series A, 6% 10/1/05 (MBIA Insured)	1,465,000	1,610,694
Orange County Hsg. Fin. Auth. Single Family Mtg. Rev. (Mtg. Backed Securities Prog.) 6.4% 10/1/14 (e)	865,000	902,152
Orange County School Board Ctfs. of Prtn. Series A:
5.25% 8/1/15 (AMBAC Insured)	8,000,000	8,619,680
5.5% 8/1/15 (MBIA Insured)	2,265,000	2,488,170
5.5% 8/1/16 (MBIA Insured)	2,175,000	2,369,489
Orange County Tourist Dev. Tax Rev.:
5.5% 10/1/22 (AMBAC Insured)	3,270,000	3,424,704
5.5% 10/1/31 (AMBAC Insured)	8,485,000	8,800,981
Orlando & Orange County Expressway Auth. Rev. 5.097% 7/1/04 (FGIC Insured)	6,600,000	6,831,396
Orlando Utils. Commission Wtr. & Elec. Rev.:
Series 2001, 5.25% 10/1/20	7,000,000	7,285,320
Series C:
5.25% 10/1/17	2,500,000	2,632,100
5.25% 10/1/21	1,630,000	1,680,905
5.25% 10/1/23	1,000,000	1,023,360
Sub Series D, 6.75% 10/1/17	7,250,000	8,908,655
5.538% 10/31/13 (Pre-Refunded to 10/1/03 @ 102) (f)	9,400,000	9,921,136
Osceola County Tourist Dev. Tax Rev. Series A, 5.5% 10/1/19 (FGIC Insured)	1,150,000	1,235,215
Palm Beach County Gen. Oblig. (Land Acquisition Proj.) Series A:
5.375% 6/1/13	2,260,000	2,472,237
5.5% 6/1/15	1,000,000	1,099,800
Palm Beach County School Board Ctfs. of Prtn. Series A:
5.375% 8/1/14 (FSA Insured)	2,060,000	2,251,292
5.375% 8/1/17 (FSA Insured)	1,315,000	1,412,205
5.5% 8/1/21 (AMBAC Insured)	2,500,000	2,646,550
Palm Beach County School District 5% 8/1/07 (MBIA Insured)	7,000,000	7,662,410
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
5.75% 4/1/04 (AMBAC Insured) (e)	$ 3,380,000	$ 3,553,022
6% 4/1/08 (AMBAC Insured) (e)	2,400,000	2,693,496
6% 4/1/10 (AMBAC Insured) (e)	5,770,000	6,520,158
6% 4/1/11 (AMBAC Insured) (e)	5,000,000	5,661,500
Pensacola Arpt. Rev. Series A, 6.125% 10/1/18 (MBIA Insured) (e)	1,500,000	1,652,175
Pinellas County Cap. Impt. Rev. 5.75% 1/1/09 (FGIC Insured)	2,500,000	2,816,825
Plantation Health Facilities Auth. Rev. (Covenant Retirement Communities, Inc. Proj.) 7.75% 12/1/22 (Pre-Refunded to 12/1/02 @ 102) (f)	2,500,000	2,550,000
Polk County Indl. Dev. Auth. Indl. Dev. Rev. (Winter Haven Hosp. Proj.) Series 2, 6.25% 9/1/15 (MBIA Insured)	1,355,000	1,399,227
Saint Petersburg Pub. Impt. Rev. 5% 2/1/10 (MBIA Insured)	5,895,000	6,380,866
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/09 (AMBAC Insured)	2,560,000	2,793,600
South Broward Hosp. District Rev.:
5.6% 5/1/27	1,070,000	1,057,428
5.625% 5/1/32	2,600,000	2,576,704
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health Sys. Oblig. Group Proj.) 5.5% 10/1/05 (MBIA Insured)	1,980,000	2,155,685
Sumter County School District Rev. (Multi-District Ln. Prog.) 7.15% 11/1/15 (FSA Insured)	990,000	1,275,140
Tampa Bay Wtr. Util. Sys. Rev.:
Series B, 5.125% 10/1/12 (FGIC Insured)	3,005,000	3,221,751
0% 10/1/04 (FGIC Insured)	6,000,000	5,783,880
Tampa Gen. Oblig. (Catholic Health East Proj.) Series A1:
4.7% 11/15/10 (MBIA Insured)	1,500,000	1,596,315
5.5% 11/15/08 (MBIA Insured)	500,000	560,045
Tampa Sales Tax Rev.:
Series 2001 A:
5.375% 10/1/18 (AMBAC Insured)	2,465,000	2,647,730
5.375% 10/1/19 (AMBAC Insured)	2,650,000	2,824,662
Series A, 5.375% 10/1/15 (AMBAC Insured)	2,150,000	2,353,433
Tampa Sports Auth. Rev. (Stadium Proj.) 6% 1/1/05 (MBIA Insured)	2,235,000	2,409,151
Tampa Wtr. & Swr. Rev. 5.5% 10/1/07 (FSA Insured)	1,970,000	2,206,893
Winter Park Gen. Oblig. 5.25% 7/1/18	1,000,000	1,048,680
		531,012,380
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - 2.7%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (MBIA Insured)	$ 3,000,000	$ 3,002,010
Series Y, 5.5% 7/1/36 (FSA Insured)	2,400,000	2,548,272
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series 2000 C, 6% 7/1/29	3,000,000	3,313,860
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series A, 5.5% 10/1/32 (Escrowed to Maturity) (f)	4,060,000	4,311,192
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	1,750,000	1,842,873
		15,018,207
TOTAL MUNICIPAL BONDS (Cost $521,767,778)		546,030,587
Money Market Funds - 1.4%
	Shares
Fidelity Municipal Cash Central Fund, 1.29% (c)(d) (Cost $7,850,000)	7,850,000	7,850,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $529,617,778)		553,880,587
NET OTHER ASSETS - (0.2)%		(1,160,371)
NET ASSETS - 100%		$ 552,720,216
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	19.3%
Health Care	12.9
Special Tax	12.4
Water & Sewer	11.5
Escrowed/Pre-Refunded	10.8
Transportation	10.7
Electric Utilities	8.6
Others* (individually less than 5%)	13.8
100.0%
*Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $165,941,338 and $136,441,713, respectively.
Income Tax Information
The fund hereby designates approximately $715,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended November 30, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 14.59% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value (cost $529,617,778) - See accompanying schedule		$ 553,880,587
Cash		7,587,057
Receivable for fund shares sold		202,702
Interest receivable		6,097,269
Other receivables		2,180
Total assets		567,769,795

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 13,653,646
Payable for fund shares redeemed	380,460
Distributions payable	768,579
Accrued management fee	175,466
Other payables and accrued expenses	71,428
Total liabilities		15,049,579

Net Assets		$ 552,720,216
Net Assets consist of:
Paid in capital		$ 522,960,783
Undistributed net investment income		642,483
Accumulated undistributed net realized gain (loss) on investments		4,854,141
Net unrealized appreciation (depreciation) on investments		24,262,809
Net Assets, for 47,348,953 shares outstanding		$ 552,720,216
Net Asset Value, offering price and redemption price per share ($552,720,216 ÷ 47,348,953 shares)		$ 11.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 25,689,381
Expenses
Management fee	$ 2,022,221
Transfer agent fees	357,167
Accounting fees and expenses	161,583
Non-interested trustees' compensation	1,855
Custodian fees and expenses	9,044
Registration fees	26,744
Audit	30,224
Legal	7,158
Miscellaneous	11,605
Total expenses before reductions	2,627,601
Expense reductions	(134,638)	2,492,963
Net investment income (loss)		23,196,418
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,685,576
Futures contracts	35,208
Total net realized gain (loss)		5,720,784
Change in net unrealized appreciation (depreciation) on investment securities		1,234,201
Net gain (loss)		6,954,985
Net increase (decrease) in net assets resulting from operations		$ 30,151,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,196,418	$ 22,021,955
Net realized gain (loss)	5,720,784	26,522
Change in net unrealized appreciation (depreciation)	1,234,201	14,709,869
Net increase (decrease) in net assets resulting from operations	30,151,403	36,758,346
Distributions to shareholders from net investment income	(23,360,349)	(21,223,527)
Distributions to shareholders from net realized gain	-	(77,471)
Total distributions	(23,360,349)	(21,300,998)
Share transactions Net proceeds from sales of shares	189,446,673	159,871,166
Reinvestment of distributions	13,862,145	12,469,765
Cost of shares redeemed	(168,180,277)	(91,126,792)
Net increase (decrease) in net assets resulting from share transactions	35,128,541	81,214,139
Redemption fees	38,985	13,993
Total increase (decrease) in net assets	41,958,580	96,685,480

Net Assets
Beginning of period	510,761,636	414,076,156
End of period (including undistributed net investment income of $642,483 and undistributed net investment income of $798,179, respectively)	$ 552,720,216	$ 510,761,636
Other Information Shares
Sold	16,300,321	13,952,346
Issued in reinvestment of distributions	1,191,562	1,089,726
Redeemed	(14,514,016)	(7,961,617)
Net increase (decrease)	2,977,867	7,080,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.51	$ 11.10	$ 10.88	$ 11.67	$ 11.42
Income from Investment Operations
Net investment income (loss)	.506 B, D	.547 B	.535 B	.515	.526
Net realized and unrealized gain (loss)	.163 D	.393	.246	(.702)	.300
Total from investment operations	.669	.940	.781	(.187)	.826
Distributions from net investment income	(.510)	(.528)	(.535)	(.515)	(.526)
Distributions from net realized gain	-	(.002)	(.025)	(.090)	(.050)
Distributions in excess of net realized gain	-	-	(.003)	-	-
Total distributions	(.510)	(.530)	(.563)	(.605)	(.576)
Redemption fees added to paid in capital	.001B	- B	.002 B	.002	-
Net asset value, end of period	$ 11.67	$ 11.51	$ 11.10	$ 10.88	$ 11.67
Total Return A	5.93%	8.60%	7.44%	(1.65)%	7.40%
Ratios to Average Net Assets C
Expenses before expense reductions	.49%	.49%	.51%	.55%	.55%
Expenses net of voluntary waivers, if any	.49%	.49%	.51%	.55%	.55%
Expenses net of all reductions	.47%	.40%	.49%	.54%	.55%
Net investment income (loss)	4.35% D	4.78%	4.93%	4.56%	4.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 552,720	$ 510,762	$ 414,076	$ 420,037	$ 448,482
Portfolio turnover rate	26%	12%	30%	25%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.33%. Per share data and ratios for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® FL Municipal Money Market	1.14%	14.35%	32.57%
Florida Tax-Free Money Market Funds Average	0.87%	13.32%	30.56%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives. The past one year Florida tax-free money market funds average represent a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity FL Municipal Money Market	1.14%	2.72%	2.86%
Florida Tax-Free Money Market Funds Average	0.87%	2.53%	2.70%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Florida Municipal Money Market Fund
Performance - continued

Yields

	12/2/02	9/2/02	6/3/02	2/25/02	12/3/01

Fidelity Florida Municipal Money Market Fund	0.90%	1.08%	1.20%	1.03%	1.52%

Florida Tax-Free Money Market Funds Average	0.64%	0.79%	1.00%	0.82%	1.24%

Fidelity Florida Municipal Money Market Fund - Tax-equivalent	1.38%	1.66%	1.85%	1.58%	2.34%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Florida tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective federal income tax rate of 35%. A portion of the fund's income may be subject to the federal alternative minimum tax. Figures for the Florida tax-free money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market will maintain a $1 share price.

3

Annual Report

Fidelity Florida Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Michael Marchese, Portfolio Manager of Fidelity Florida Municipal Money Market Fund

Q. Mike, what was the investment environment like during the 12 months that ended November 30, 2002?

A. In December 2001, the Federal Reserve Board lowered the rate that banks charge each other for overnight loans - known as the fed funds target rate - to 1.75%, its lowest level in 40 years. This rate cut was a continuation of the Fed's attempt throughout 2001 to stimulate economic growth. From that point until November 2002, the Fed kept the target rate unchanged because the economic backdrop was mixed. While consumers kept spending steadily throughout the first 11 months of 2002, businesses were unwilling to expand. With the threat of war with Iraq and stock market volatility inhibiting a quick recovery, the Fed felt compelled to cut the fed funds rate by 0.50 percentage points in November, bringing it to 1.25% at the end of the period.

Q. Were there any developments of note specific to the fund during the period?

A. Yes, there was the annual fluctuation in assets that occurred in December 2001 and January 2002. As usual, the fund looked to shield investors from the Florida intangible tax that is levied at the end of each calendar year. In December, we focused on providing the highest possible yield, while at the same time investing the significantly increased assets in a way that maintained the fund's intangible tax exemption. In January, we liquidated positions to manage the outflow of assets.

Q. How was Florida's fiscal health?

A. Like most states, Florida's revenue collections did not meet projections. However, Florida differs from many states in that it derives more than 80% of its revenues from a sales tax and does not impose a personal income tax. As a result, Florida remained relatively well insulated from the income tax volatility that affected many other states. Nevertheless, state tax collections lagged projections and, combined with rising spending pressures related to education and social services, Florida faced budget gaps. However, the state was able to close its shortfall with aggressive budget cutting and the use of existing reserves. Overall, we expect some credit volatility in the near term, but believe that Florida's long-term credit profile remains positive.

Q. What was your strategy with the fund?

A. I took a cautious approach. Given the economy's effect on many issuers in our market, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit. In addition, I allowed the fund's maturity to shorten considerably, because longer-term securities offered very little yield advantage over shorter-term alternatives. Within this context, I looked for investments that offered the best relative value, while taking advantage of periodic cash-flow technicals - meaning factors of supply and demand that influenced yields - to maximize fund performance.

Annual Report

Fidelity Florida Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 0.93%, compared to 1.56% 12 months ago. The more recent seven-day yield was the equivalent of a 1.43% taxable rate of return for Florida investors in the 35% federal income tax bracket. Through November 30, 2002, the fund's 12-month total return was 1.14%, compared to 0.87% for the Florida tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. The recent Fed rate cut - combined with probable congressional action to cut taxes and increase spending - should help encourage economic growth. Even if this growth materializes, I believe that interest rates will likely remain low for an extended period of time due to the Fed's accommodative stance. Two important issues will be whether or not we see military action in Iraq or additional domestic terrorist attacks. Given the underlying uncertainty about the future direction of the economy, I believe municipal yields will likely remain low and anticipate continuing a conservative approach. Further, cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term muni rates to decline, while the significant glut of expected new supply could cause rates to rise. I intend to take advantage of the opportunities that these technical factors provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal income tax and the Florida intangible tax, as is consistent with preservation of capital and liquidity

Fund number: 428

Trading symbol: FSFXX

Start date: August 24, 1992

Size: as of November 30, 2002, more than $787 million

Manager: Michael Marchese, since 2001; manager, several other Fidelity municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity Florida Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	81.0	84.3	65.4
31 - 90	12.1	9.4	17.7
91 - 180	0.9	1.7	8.5
181 - 397	6.0	4.6	8.4
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Fidelity Florida Municipal Money Market Fund	27 Days	24 Days	44 Days
Florida Tax-Free Money Market Funds Average *	37 Days	27 Days	37 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Variable Rate Demand Notes (VRDNs) 61.6%	Variable Rate Demand Notes (VRDNs) 71.8%
Commercial Paper (including CP Mode) 14.8%	Commercial Paper (including CP Mode) 13.1%
Tender Bonds 1.6%	Tender Bonds 4.2%
Municipal Notes 6.3%	Municipal Notes 5.1%
Municipal Money Market Funds 12.3%	Municipal Money Market Funds 0.0%
Other Investments 2.2%	Other Investments 6.3%
Net Other Assets 1.2%	Net Other Assets** (0.5)%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Florida Municipal Money Market Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Securities - 98.8%
	Principal Amount	Value (Note 1)
Alaska - 0.6%
Valdez Marine Term. Rev. Bonds (Phillips Petroleum Co. Proj.) Series 1994 C, 2.9%, tender 1/1/03 (a)	$ 4,600,000	$ 4,600,000
Arizona - 0.2%
Phoenix Indl. Dev. Auth. Rev. (Laura Dozer Ctr. Proj.) 1.3%, LOC Bank One, Illinois NA, VRDN (a)	1,830,000	1,830,000
Arkansas - 0.7%
Arkansas Dev. Fin. Auth. Single Family Mtg. Rev. Participating VRDN Series Floaters 01 708, 1.31% (Liquidity Facility Morgan Stanley) (a)(d)(e)	1,200,000	1,200,000
Arkansas Student Ln. Auth. Rev. Bonds Sr. Series A1, 6.05% 12/1/02 (d)	4,455,000	4,455,000
		5,655,000
California - 0.5%
California Statewide Cmnty. Dev. Auth. Rev. Bonds (Kaiser Permanente Health Sys. Proj.) Series 2001 A, 2%, tender 1/2/03 (a)	4,000,000	4,000,000
District Of Columbia - 0.7%
Metro. Washington Arpt. Auth. Sys. Rev. Participating VRDN Series PT 689, 1.3% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	5,870,000	5,870,000
Florida - 75.0%
Alachua County Hsg. Fin. Auth. Multi-family Rev. (Brookside Apts. Proj.) Series A, 1.28%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	7,725,000	7,725,000
Brevard County Hsg. Fin. Auth. Homeowner Mtg. Rev. Participating VRDN Series PT 1377, 1.27% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	9,120,000	9,120,000
Brevard County School District TAN 2.25% 6/30/03	17,200,000	17,280,818
Broward County Gen. Oblig. Bonds Series B, 4% 1/1/03	4,225,000	4,233,130
Broward County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series Merlots 01 A27, 1.37% (Liquidity Facility Wachovia Bank NA) (a)(d)(e)	3,525,000	3,525,000
Series PT 589, 1.27% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	2,775,000	2,775,000
Broward County Indl. Dev. Auth. Indl. Dev. Rev. (RIB Associates Proj.) Series 1989, 1.25%, LOC Suntrust Bank, VRDN (a)(d)	835,000	835,000
Broward County Indl. Dev. Rev. (Fast Real Estate Partners Ltd. Proj.) 1.25%, LOC Suntrust Bank, VRDN (a)(d)	1,500,000	1,500,000
Broward County Port Facilities Rev. (Port Everglades Proj.) Series 1998, 1.25% (AMBAC Insured), VRDN (a)(d)	4,600,000	4,600,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Clay County Hsg. Fin. Auth. Rev. Participating VRDN Series 2000 O, 1.31% (Liquidity Facility Bank of America NA) (a)(d)(e)	$ 6,875,000	$ 6,875,000
Collier County Hsg. Fin. Auth. Multi-family Rev. (Brittant Bay Apts. Proj.) Series 2001 A, 1.28%, LOC Key Bank NA, VRDN (a)(d)	3,350,000	3,350,000
Dade County Multi-family Hsg. Rev. (Biscayne View Apts. Proj.) Series 1993, 1.4% (Monumental Life Ins. Co. Guaranteed), VRDN (a)(d)	28,475,000	28,475,000
Escambia County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series BA 01 C, 1.28% (Liquidity Facility Bank of America NA) (a)(d)(e)	2,375,000	2,375,000
Series PT 519, 1.27% (Liquidity Facility BNP Paribas SA) (a)(d)(e)	2,960,000	2,960,000
Escambia County Hsg. Fin. Rev. Participating VRDN Series RF 00 15, 1.36% (Liquidity Facility Bank of New York NA) (a)(d)(e)	3,445,000	3,445,000
Escambia County Solid Waste Disp. Rev. (Monsanto Co. Proj.) Series 1993, 1.3%, VRDN (a)(d)	5,300,000	5,300,000
Florida Board of Ed. Cap. Outlay Participating VRDN:
Series EGL 00 0902, 1.25% (Liquidity Facility Citibank NA, New York) (a)(e)	5,000,000	5,000,000
Series EGL 00 901, 1.25% (Liquidity Facility Citibank NA, New York) (a)(e)	6,100,000	6,100,000
Series EGL 01 0902, 1.25% (Liquidity Facility Citibank NA, New York) (a)(e)	23,360,000	23,360,000
Series Putters 137, 1.26% (Liquidity Facility J.P. Morgan Chase & Co.) (a)(e)	16,155,000	16,155,000
Series ROC II 136, 1.25% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	4,800,000	4,800,000
Florida Board of Ed. Lottery Rev. Participating VRDN Series EGL 01 0906, 1.25% (Liquidity Facility Citibank NA, New York) (a)(e)	3,000,000	3,000,000
Florida Dept. Envir. Protection Preservation Rev. Participating VRDN Series Floaters 722, 1.24% (Liquidity Facility Morgan Stanley) (a)(e)	7,200,000	7,200,000
Florida Division of Bond Fin. Dept. Gen. Svcs. Revs. Participating VRDN Series MS 00 317, 1.24% (Liquidity Facility Morgan Stanley) (a)(e)	1,100,000	1,100,000
Florida Hsg. Fin. Corp. Rev.:
Participating VRDN:
Series 2000 J, 1.28% (Liquidity Facility Bank of America NA) (a)(d)(e)	4,345,000	4,345,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Hsg. Fin. Corp. Rev.: - continued
Participating VRDN:
Series FRRI 12, 1.4% (Liquidity Facility Bank of New York NA) (a)(d)(e)	$ 10,055,000	$ 10,055,000
Series PT 451, 1.27% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	3,260,000	3,260,000
(Riverside Apts. Proj.) Series 2000 1, 1.28%, LOC Bank of America NA, VRDN (a)(d)	6,200,000	6,200,000
(Tuscany Lakes Apts. Proj.) Series 2002 K1, 1.31%, LOC Fannie Mae, VRDN (a)(d)	2,500,000	2,500,000
(Valencia Village Apts. Proj.) Series G, 1.28%, LOC Fannie Mae, VRDN (a)(d)	11,755,000	11,755,000
(Waterford Pointe Apts. Proj.) Series 2000 E1, 1.28%, LOC Fannie Mae, VRDN (a)(d)	8,155,000	8,155,000
Florida Local Govt. Fin. Auth. Rev. (Lake Wales Med. Centers, Inc. Proj.) Series 1994, 1.55%, LOC Wachovia Bank NA, VRDN (a)	2,708,000	2,708,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series PA 535, 1.3% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,800,000	4,800,000
Halifax Hosp. Med. Ctr. TAN 2.5% 3/14/03	6,480,000	6,491,662
Hillsborough County Aviation Auth. Rev. Series B, 1.55% 12/2/02, LOC Landesbank Baden-Wuerttemberg, CP (d)	6,500,000	6,500,000
Hillsborough County Hsg. Fin. Auth. Multi-family Rev.:
(Hunters Run Apts. Proj.) Series 2002 A, 1.28%, LOC Bank of America NA, VRDN (a)(d)	9,000,000	9,000,000
(Lakewood Shores Apt. Proj.) Series 2000 A, 1.28%, LOC Bank of America NA, VRDN (a)(d)	3,750,000	3,750,000
(Royal Palm Key Apts. Proj.) 1.28%, LOC Fannie Mae, VRDN (a)(d)	1,500,000	1,500,000
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Vigo Importing Co. Proj.):
1.3%, LOC Bank of America NA, VRDN (a)(d)	515,000	515,000
1.4%, LOC Bank of America NA, VRDN (a)(d)	900,000	900,000
Jacksonville Elec. Auth. Rev. Participating VRDN Series Merlots 00 FF, 1.32% (Liquidity Facility Wachovia Bank NA) (a)(e)	9,960,000	9,960,000
Jacksonville Health Facilities Auth. Participating VRDN Series ROC II R186, 1.25% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,800,000	6,800,000
Jacksonville Poll. Cont. Rev. Bonds (Florida Pwr. & Lt. Co. Proj.) Series 1994, 1.6% tender 1/17/03, CP mode	1,000,000	1,000,000
Kissimmee Util. Auth. Elec. Sys. Rev. Series 2000 A, 1.8% 1/8/03, CP	2,000,000	2,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Lake County Indl. Dev. Auth. Rev. (U.S. Nutraceuticals LLC Proj.) Series 2001, 1.4%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	$ 2,000,000	$ 2,000,000
Lakeland Elec. & Wtr. Rev. Participating VRDN Series EGL 96 0901, 1.33% (Liquidity Facility Citibank NA, New York) (a)(e)	5,600,000	5,600,000
Lee County Arpt. Rev. Participating VRDN:
Series 01 580X, 1.31% (Liquidity Facility Morgan Stanley) (a)(d)(e)	6,995,000	6,995,000
Series ROC II R14, 1.28% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(d)(e)	6,870,000	6,870,000
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.):
Series 1985 D, 1.3%, VRDN (a)	2,800,000	2,800,000
Series 1992 B, 1.3%, VRDN (a)	22,300,000	22,300,000
Manatee County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Centre Court Apts. Proj.) Series 2000 A, 1.28%, LOC Suntrust Bank, VRDN (a)(d)	3,850,000	3,850,000
Martin County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2000, 1.4%, VRDN (a)	3,000,000	3,000,000
Miami-Dade County Expressway Auth. Participating VRDN Series Putters 01 160, 1.26% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	7,995,000	7,995,000
Miami-Dade County Gen. Oblig.:
Series A:
1.4% 2/12/03, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP (d)	7,200,000	7,200,000
1.5% 1/8/03, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP (d)	10,000,000	10,000,000
1.85% 1/14/03, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP (d)	6,900,000	6,900,000
Series B, 1.8% 1/14/03, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP	6,900,000	6,900,000
Miami-Dade County Health Facilities Auth. Hosp. Rev. Participating VRDN Series Putters 208, 1.26% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	6,775,000	6,775,000
Miami-Dade County Hsg. Fin. Auth. Bonds Series Merlots 00 HHH, 1.55%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA) (a)(d)(e)(f)	3,710,000	3,710,000
Miami-Dade County Pub. Svc. Tax Rev. Participating VRDN Series MSTC 02 9043, 1.33% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	6,800,000	6,800,000
Ocean Hwy. & Port Auth. Rev. Series 1990, 1.25%, LOC ABN-AMRO Bank NV, VRDN (a)(d)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Okeechobee County Solid Waste Rev. (Chambers Waste Sys. Proj.) Series 1992, 1.3%, LOC JPMorgan Chase Bank, VRDN (a)(d)	$ 4,300,000	$ 4,300,000
Orange County Hsg. Fin. Auth. Multi-family Rev.:
(Landings on Millenia Boulevard Apts. Proj.) Series A, 1.28%, LOC Key Bank NA, VRDN (a)(d)	7,200,000	7,200,000
(Mystic Cove Apts. Proj.) Series 2002 E, 1.28%, LOC Key Bank NA, VRDN (a)(d)	8,640,000	8,640,000
(Osprey Ridge Apts. Proj.) Series 2000 H, 1.28%, LOC Fannie Mae, VRDN (a)(d)	5,200,000	5,200,000
(West Point Villas Apt. Proj.) Series 2000 F, 1.28%, LOC Fannie Mae, VRDN (a)(d)	5,750,000	5,750,000
Orange County Indl. Dev. Auth. Indl. Dev. Rev. (Advanced Drainage Sys., Inc. Proj.) 1.45%, LOC Nat'l. City Bank, VRDN (a)(d)	3,925,000	3,925,000
Orange County School District TAN 2.75% 9/16/03	8,930,000	9,003,229
Orlando Utils. Commission Wtr. & Elec. Rev. Participating VRDN Series ROC II R1040, 1.25% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	4,685,000	4,685,000
Osceola County Hsg. Fin. Auth. Multi-family Rev. (Regatta Bay Apts. Proj.) Series A, 1.28%, LOC JPMorgan Chase Bank, VRDN (a)(d)	4,000,000	4,000,000
Palm Beach County Rev. (Planned Parenthood Proj.) 1.25%, LOC Northern Trust Co., Chicago, VRDN (a)	2,700,000	2,700,000
Pasco County Indl. Dev. Rev. (Pacific Med., Inc. Proj.) Series 1999, 1.3%, LOC Bank of America NA, VRDN (a)(d)	2,820,000	2,820,000
Pinellas County Hsg. Fin. Auth. Single Family Hsg. Rev. Participating VRDN Series PT 352, 1.27% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	3,730,000	3,730,000
Pinellas County Indl. Council Indl. Dev. Rev. (Hunter Douglas, Inc. Proj.) 1.25%, LOC ABN-AMRO Bank NV, VRDN (a)(d)	2,100,000	2,100,000
Pinellas County School District TAN 2.5% 6/30/03	10,000,000	10,056,097
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Cambridge Cove Apts. Proj.) Series 2001, 1.28%, LOC AmSouth Bank NA, Birmingham, VRDN (a)(d)	4,000,000	4,000,000
Polk County Indl. Dev. Auth. Indl. Dev. Rev. (Farmland Hydro LP Proj.) 1.3%, LOC RaboBank Nederland Coop. Central, VRDN (a)(d)	10,000,000	10,000,000
Putnam County Dev. Auth. Poll. Cont. Rev.:
(Seminole Elec. Coop., Inc. Proj.):
Series 1984 H1, 1.55% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (a)	15,965,000	15,965,000
Series 1984 H2, 1.55% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (a)	11,715,000	11,715,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Putnam County Dev. Auth. Poll. Cont. Rev.: - continued
(Seminole Elec. Coop., Inc. Proj.): Series 1984 S, 1.55% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (a)	$ 5,040,000	$ 5,040,000
Saint Petersburg Cap. Impt. Rev. (Arpt. Proj.) Series 1997 C, 1.25%, LOC Suntrust Bank, VRDN (a)(d)	800,000	800,000
Seminole County School District TAN 2.125% 8/19/03	6,800,000	6,816,676
Sumter County Indl. Auth. Rev. (Villages Tri-County Med. Ctr. Proj.) Series 2001, 1.3%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,131,000	4,131,000
Sunshine State Govt. Fing. Commission Rev.:
Series C:
1.47% 1/17/03 (AMBAC Insured), CP	2,591,000	2,591,000
1.55% 1/7/03 (FGIC Insured), CP (d)	7,000,000	7,000,000
1.6% 1/17/03 (FGIC Insured), CP (d)	9,310,000	9,310,000
Series D, 1.5% 12/10/02 (FGIC Insured) (AMBAC Insured), CP	4,890,000	4,890,000
Series G:
1.4% 2/12/03 (FGIC Insured), CP (d)	7,200,000	7,200,000
1.45% 12/9/02 (FGIC Insured), CP (d)	6,600,000	6,600,000
1.5% 12/2/02 (FGIC Insured), CP (d)	4,000,000	4,000,000
1.5% 1/23/03 (FGIC Insured), CP (d)	4,900,000	4,900,000
1.7% 1/17/03 (FGIC Insured), CP (d)	11,880,000	11,880,000
Tamarac Indl. Dev. Rev. (Fazio Hldgs. LP Proj.) Series 2000, 1.42%, LOC Wachovia Bank NA, VRDN (a)(d)	5,680,000	5,680,000
Tampa Bay Wtr. Util. Sys. Rev.:
Participating VRDN Series Merlots 01 A130, 1.32% (Liquidity Facility Wachovia Bank NA) (a)(e)	2,995,000	2,995,000
1.25%, LOC Bank of America NA, VRDN (a)(d)	7,200,000	7,200,000
		590,801,612
Georgia - 0.7%
DeKalb County Dev. Auth. Poll. Cont. Rev. (Gen. Motors Corp. Proj.) Series 1985, 2.2%, VRDN (a)	4,245,000	4,245,000
Georgia Hsg. & Fin. Auth. Rev. Participating VRDN Series FRRI 01 N9, 1.4% (Liquidity Facility Bank of New York NA) (a)(d)(e)	1,300,000	1,300,000
		5,545,000
Illinois - 0.6%
Chicago Gas Supply Rev. Bonds (Peoples Gas Lt. & Coke Co. Proj.):
Series 2002 B, 1.95% tender 1/23/03, CP mode	300,000	300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gas Supply Rev. Bonds (Peoples Gas Lt. & Coke Co. Proj.): - continued
Series 2002 D, 2.05% tender 1/23/03, CP mode (d)	$ 850,000	$ 850,000
Illinois Dev. Fin. Auth. Envir. Facilities Rev. Bonds (American Wtr. Corp. Proj.) Series 1997, 1.7% tender 12/12/02, CP mode (d)	3,300,000	3,300,000
		4,450,000
Kentucky - 0.5%
Kentucky Hsg. Corp. Single Family Mtg. Rev. Participating VRDN Series PT 628, 1.32% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	115,000	115,000
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 1992 A, 1.75% tender 1/21/03, CP mode	3,400,000	3,400,000
		3,515,000
Louisiana - 0.1%
West Baton Rouge Parish Indl. District #3 Poll. Cont. Rev. Bonds (Dow Chemical Co. Proj.):
2.15% tender 12/2/02, CP mode	300,000	300,000
2.35% tender 12/2/02, CP mode	700,000	700,000
		1,000,000
Maryland - 0.5%
Anne Arundel County Econ. Dev. Rev. Bonds (Baltimore Gas & Elec. Co. Proj.) 1.6% tender 12/2/02, CP mode (d)	1,000,000	1,000,000
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev.:
Bonds Series C, 1.65% 12/19/02 (d)	1,130,000	1,130,000
(Parlane Apts. Proj.) Series 2001 C, 1.25%, LOC Fannie Mae, VRDN (a)(d)	1,400,000	1,400,000
		3,530,000
Michigan - 0.7%
Michigan Strategic Fund Poll. Cont. Rev.:
Bonds (Dow Chemical Co. Proj.) Series 1987, 2.15% tender 12/2/02, CP mode	1,100,000	1,100,000
(Gen. Motors Corp. Proj.) Series 1988 A, 1.95%, VRDN (a)	630,000	630,000
Midland County Econ. Dev. Rev. (Dow Chemical Co. Proj.) Series 1993 A, 1.7%, VRDN (a)(d)	3,400,000	3,400,000
		5,130,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Minnesota - 0.4%
Dakota County Cmnty. Dev. Agcy. Single Family Rev. Participating VRDN Series PT 627, 1.32% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	$ 495,000	$ 495,000
Hennnepin County Hsg. & Redev. Auth. Multi-family Rev. (Stone Arch Apts. Proj.) 1.35%, LOC Lasalle Bank NA, VRDN (a)(d)	2,800,000	2,800,000
		3,295,000
Mississippi - 0.7%
Lowndes County Solid Waste Disp. Rev. (Weyerhaeuser Co. Proj.) Series 1999, 2.15%, VRDN (a)(d)	600,000	600,000
Mississippi Home Corp. Single Family Rev. Participating VRDN Series PT 1446, 1.27% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,595,000	4,595,000
		5,195,000
New Hampshire - 0.4%
New Hampshire Hsg. Fin. Auth. Single Family Rev. Participating VRDN Series Merlots 01 A82, 1.37% (Liquidity Facility Wachovia Bank NA) (a)(d)(e)	3,180,000	3,180,000
Oklahoma - 0.3%
Tulsa County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN Series MS 01 581, 1.31% (Liquidity Facility Morgan Stanley) (a)(d)(e)	2,670,000	2,670,000
Oregon - 0.5%
Gilliam County Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 1.25%, LOC JPMorgan Chase Bank, VRDN (a)(d)	4,000,000	4,000,000
Tennessee - 0.2%
Maury County Indl. Dev. Board Wtr. Facility Rev. (Saturn Corp. Proj.) Series 1987, 2%, VRDN (a)(d)	1,700,000	1,700,000
Texas - 1.0%
Houston Wtr. & Swr. Sys. Rev. Bonds Series C, 0% 12/1/02 (AMBAC Insured)	7,000,000	7,000,000
Southeast Hsg. Fin. Corp. Single Family Mtg. Rev. Participating VRDN Series MS 01 661, 1.29% (Liquidity Facility Morgan Stanley) (a)(d)(e)	900,000	900,000
		7,900,000
Vermont - 0.4%
Vermont Hsg. Fin. Agcy. Single Family Participating VRDN Series BA 02 I, 1.29% (Liquidity Facility Bank of America NA) (a)(d)(e)	3,485,000	3,485,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Virginia - 0.5%
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1984, 2.1% tender 12/27/02, CP mode	$ 4,000,000	$ 4,000,000
Washington - 0.3%
Port of Seattle Gen. Oblig. Series 2002 B2, 1.6% 12/10/02, LOC Bayerische Landesbank Girozentrale, CP (d)	2,065,000	2,065,000
Wisconsin - 1.0%
Oak Creek Poll. Cont. Rev. (Wisconsin Elec. Pwr. Co. Proj.) Series 1986, 1.4%, VRDN (a)	8,200,000	8,200,000
	Shares
Other - 12.3%
Fidelity Municipal Cash Central Fund, 1.29% (b)(c)	96,703,600	96,703,600
TOTAL INVESTMENT PORTFOLIO - 98.8%		778,320,212
NET OTHER ASSETS - 1.2%		9,393,722
NET ASSETS - 100%		$ 787,713,934
Total Cost for Income Tax Purposes $ 778,320,212
Security Type Abbreviations
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Miami-Dade County Hsg. Fin. Auth. Bonds Series Merlots 00 HHH, 1.55%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA)	7/17/00	$ 3,710,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,710,000 or 0.5% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 49.86% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 778,320,212
Cash		3,894,988
Receivable for investments sold		100,000
Receivable for fund shares sold		5,515,566
Interest receivable		2,145,901
Other receivables		29,081
Total assets		790,005,748

Liabilities
Payable for fund shares redeemed	$ 1,975,456
Distributions payable	8,723
Accrued management fee	306,786
Other payables and accrued expenses	849
Total liabilities		2,291,814

Net Assets		$ 787,713,934
Net Assets consist of:
Paid in capital		$ 787,651,318
Accumulated net realized gain (loss) on investments		62,616
Net Assets, for 787,649,184 shares outstanding		$ 787,713,934
Net Asset Value, offering price and redemption price per share ($787,713,934 ÷ 787,649,184 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 12,226,941
Expenses
Management fee	$ 3,835,754
Non-interested trustees' compensation	2,630
Total expenses before reductions	3,838,384
Expense reductions	(313,922)	3,524,462
Net investment income		8,702,479
Net Realized Gain (Loss) on investment securities		62,616
Net increase in net assets resulting from operations		$ 8,765,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 8,702,479	$ 16,056,658
Net realized gain (loss)	62,616	50,857
Net increase (decrease) in net assets resulting from operations	8,765,095	16,107,515
Distributions to shareholders from net investment income	(8,702,479)	(16,056,658)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,406,713,357	1,332,567,015
Reinvestment of distributions	8,477,906	14,094,216
Cost of shares redeemed	(2,183,835,394)	(1,289,280,530)
Net increase (decrease) in net assets and shares resulting from share transactions	231,355,869	57,380,701
Total increase (decrease) in net assets	231,418,485	57,431,558

Net Assets
Beginning of period	556,295,449	498,863,891
End of period	$ 787,713,934	$ 556,295,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.011	.027	.037	.028	.031
Distributions from net investment income	(.011)	(.027)	(.037)	(.028)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.14%	2.69%	3.75%	2.85%	3.17%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.46%	.45%	.48%	.46%	.48%
Net investment income	1.14%	2.77%	3.66%	2.81%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 787,714	$ 556,295	$ 498,864	$ 460,305	$ 452,878

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

1. Significant Accounting Policies.

Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Fidelity Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Florida. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities and market discount.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end was as follows:

Unrealized appreciation	$ 26,233,651	|
Unrealized depreciation	(1,588,347)
Net unrealized appreciation (depreciation)	24,645,304
Undistributed ordinary income	2,449,400
Undistributed long-term capital gain	3,864,628
Total Distributable earnings	$ 30,959,332
Cost for federal income tax purposes	$ 529,235,283

The tax character of distributions paid during the year for the income fund was as follows:

Ordinary Income	$ 23,360,349	|

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $449,841 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $112,226; decrease net unrealized appreciation/ depreciation by $109,949; and decrease net realized gain (loss) by $2,277. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

FMR and its affiliates provide the money market fund with investment management related services for which the fund pays a monthly management fee of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Florida Municipal Income Fund	.07%	|

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan Florida Municipal Income Fund	$ 14,715
Fidelity Florida Municipal Money Market Fund	$ 632,826

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction

Spartan Florida Municipal Income Fund	$ 9,040	$ 125,598

In addition, through an arrangement with the money market fund's custodian and transfer agent, $313,922 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Florida Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Florida Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Florida Municipal Money Market (2001) and Spartan Florida Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Court Street Trust (1990) and Fidelity Court Street Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TWR Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Court Street Trust (1987) and Fidelity Court Street Trust II (1991). Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of Florida Municipal Money Market (2000) and Spartan Florida Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Florida Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Florida Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Florida Municipal Money Market and Spartan Florida Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Florida Municipal Money Market and Spartan Florida Municipal Income. Ms Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1992

Assistant Treasurer of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Florida Municipal Money Market and Spartan Florida Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Florida Municipal Income Fund voted to pay on December 23, 2002, to shareholders of record at the opening of business on December 20, 2002, a distribution of $.078 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Spartan Florida Municipal Income Fund

Proxy Voting Results

A special meeting of Fidelity Florida Municipal Money Market Fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes	% of Votes
Affirmative	1,561,848,024.92	87.067
Against	105,060,962.89	5.857
Abstain	125,585,906.15	7.001
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,468,512,793.67	81.864
Against	239,684,074.04	13.362
Abstain	85,645,226.25	4.774
TOTAL	1,793,842,093.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding reorganization or termination.*
	# of Votes	% of Votes
Affirmative	1,539,264,185.62	85.808
Against	169,957,486.40	9.475
Abstain	83,273,221.94	4.642
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,526,574,981.34	85.101
Against	165,833,049.22	9.244
Abstain	100,086,863.40	5.580
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,661,361,775.23	92.615
Withheld	132,480,318.73	7.385
TOTAL	1,793,842,093.96	100.000
Ralph F. Cox
Affirmative	1,658,587,713.10	92.460
Withheld	135,254,380.86	7.540
TOTAL	1,793,842,093.96	100.000
Phyllis Burke Davis
Affirmative	1,657,143,893.83	92.380
Withheld	136,698,200.13	7.620
TOTAL	1,793,842,093.96	100.000
Robert M. Gates
Affirmative	1,660,484,706.50	92.566
Withheld	133,357,387.46	7.434
TOTAL	1,793,842,093.96	100.000
Abigail P. Johnson
Affirmative	1,656,480,727.76	92.343
Withheld	137,361,366.20	7.657
TOTAL	1,793,842,093.96	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	1,647,836,272.33	91.861
Withheld	146,005,821.63	8.139
TOTAL	1,793,842,093.96	100.000
Donald J. Kirk
Affirmative	1,660,413,687.14	92.562
Withheld	133,428,406.82	7.438
TOTAL	1,793,842,093.96	100.000
Marie L. Knowles
Affirmative	1,660,374,165.36	92.560
Withheld	133,467,928.60	7.440
TOTAL	1,793,842,093.96	100.000
Ned C. Lautenbach
Affirmative	1,661,688,275.04	92.633
Withheld	132,153,818.92	7.367
TOTAL	1,793,842,093.96	100.000
Peter S. Lynch
Affirmative	1,658,414,728.39	92.450
Withheld	135,427,365.57	7.550
TOTAL	1,793,842,093.96	100.000
Marvin L. Mann
Affirmative	1,659,498,467.64	92.511
Withheld	134,343,626.32	7.489
TOTAL	1,793,842,093.96	100.000
William O. McCoy
Affirmative	1,659,694,824.50	92.522
Withheld	134,147,269.46	7.478
TOTAL	1,793,842,093.96	100.000
William S. Stavropoulos
Affirmative	1,652,885,433.99	92.142
Withheld	140,956,659.97	7.858
TOTAL	1,793,842,093.96	100.000
PROPOSAL 6
To approve an amended management contract for the fund.
	# of Votes	% of Votes
Affirmative	301,015,357.24	83.798
Against	36,173,432.06	10.070
Abstain	21,077,850.67	5.867
Broker Non-Votes	950,456.00	0.265
TOTAL	359,217,095.97	100.000
PROPOSAL 10
To modify a fundamental 80% investment policy of the fund.
	# of Votes	% of Votes
Affirmative	307,388,802.47	85.572
Against	34,158,898.58	9.509
Abstain	16,718,938.92	4.654
Broker Non-Votes	950,456.00	0.265
TOTAL	359,217,095.97	100.000
PROPOSAL 11
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	296,899,915.73	82.652
Against	41,790,608.86	11.634
Abstain	19,576,115.38	5.449
Broker Non-Votes	950,456.00	0.265
TOTAL	359,217,095.97	100.000
PROPOSAL 17
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	301,118,220.64	83.826
Against	38,013,868.91	10.583
Abstain	19,134,550.42	5.326
Broker Non-Votes	950,456.00	0.265
TOTAL	359,217,095.97	100.000
PROPOSAL 18
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	299,787,208.52	83.456
Against	40,436,198.12	11.256
Abstain	18,043,233.33	5.023
Broker Non-Votes	950,456.00	0.265
TOTAL	359,217,095.97	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Fidelity Florida Municipal Money Market Fund

Proxy Voting Results

A special meeting of Spartan Florida Municipal Income Fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	834,223,056.82	88.495
Against	52,472,818.90	5.566
Abstain	37,975,729.65	4.029
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	770,768,718.36	81.764
Against	140,237,229.49	14.876
Abstain	31,674,052.00	3.360
TOTAL	942,679,999.85	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	818,274,043.25	86.803
Against	73,596,885.69	7.807
Abstain	32,800,676.43	3.480
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	791,233,625.19	83.934
Against	93,227,542.99	9.891
Abstain	40,210,437.19	4.265
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	871,960,991.66	92.498
Withheld	70,719,008.19	7.502
TOTAL	942,679,999.85	100.000
Ralph F. Cox
Affirmative	871,229,292.63	92.420
Withheld	71,450,707.22	7.580
TOTAL	942,679,999.85	100.000
Phyllis Burke Davis
Affirmative	872,150,593.93	92.518
Withheld	70,529,405.92	7.482
TOTAL	942,679,999.85	100.000
Robert M. Gates
Affirmative	874,075,205.17	92.722
Withheld	68,604,794.68	7.278
TOTAL	942,679,999.85	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	871,626,088.17	92.463
Withheld	71,053,911.68	7.537
TOTAL	942,679,999.85	100.000
Edward C. Johnson 3d
Affirmative	873,357,380.22	92.646
Withheld	69,322,619.63	7.354
TOTAL	942,679,999.85	100.000
Donald J. Kirk
Affirmative	874,485,126.52	92.766
Withheld	68,194,873.33	7.234
TOTAL	942,679,999.85	100.000
Marie L. Knowles
Affirmative	875,772,775.69	92.902
Withheld	66,907,224.16	7.098
TOTAL	942,679,999.85	100.000
Ned C. Lautenbach
Affirmative	874,191,138.98	92.735
Withheld	68,488,860.87	7.265
TOTAL	942,679,999.85	100.000
Peter S. Lynch
Affirmative	875,658,233.72	92.890
Withheld	67,021,766.13	7.110
TOTAL	942,679,999.85	100.000
Marvin L. Mann
Affirmative	874,867,522.43	92.806
Withheld	67,812,477.42	7.194
TOTAL	942,679,999.85	100.000
William O. McCoy
Affirmative	874,832,657.62	92.803
Withheld	67,847,342.23	7.197
TOTAL	942,679,999.85	100.000
William S. Stavropoulos
Affirmative	869,971,795.73	92.287
Withheld	72,708,204.12	7.713
TOTAL	942,679,999.85	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	305,656,800.67	83.483
Against	38,181,858.94	10.428
Abstain	16,325,738.91	4.460
Broker Non-Votes	5,963,758.32	1.629
TOTAL	366,128,156.84	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	298,551,881.53	81.543
Against	45,036,226.10	12.301
Abstain	16,576,290.89	4.527
Broker Non-Votes	5,963,758.32	1.629
TOTAL	366,128,156.84	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
 and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFC-ANN-0103 336095
1.539163.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

New Jersey Municipal
Funds

and

Fidelity ®
New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies
Spartan New Jersey Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Spartan New Jersey Municipal Income Fund

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan ® NJ Municipal Income	6.15%	31.43%	82.14%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	6.85%	33.96%	n/a*
New Jersey Municipal Debt Funds Average	4.76%	24.77%	74.47%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of four years or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Income	6.15%	5.62%	6.18%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	6.85%	6.02%	n/a*
New Jersey Municipal Debt Funds Average	4.76%	4.52%	5.72%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan New Jersey Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® New Jersey Municipal Income Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended November 30,
	2002	2001	2000	1999	1998
Dividend returns	4.43%	4.88%	5.37%	4.57%	4.98%
Capital returns	1.72%	2.98%	2.66%	-5.22%	1.98%
Total returns	6.15%	7.86%	8.03%	-0.65%	6.96%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.92¢	24.25¢	49.57¢
Annualized dividend rate	4.06%	4.11%	4.27%
30-day annualized yield	3.49%	-	-
30-day annualized tax-equivalent yield	5.73%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect tax reclassifications. If you annualize this number, based on an average share price of $11.76 over the past month, $11.76 over the past six months and $11.61 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.14% combined effective federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan New Jersey Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Through the end of November 2002, the municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - was poised to do something it had never done since the index's inception in 1980: outperform the stock market, as measured by the Standard & Poor's 500SM Index, for three consecutive years. For the overall 12-month period that ended November 30, 2002, the Lehman Brothers index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 6.36%. During that same time frame, the S&P 500® dropped 16.51%. Municipal bonds benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about another war with Iraq and fears of a double-dip recession, among other factors. Munis received a further boost when the Federal Reserve Board cut interest rates in December 2001, held rates steady throughout the first 10 months of 2002, and then initiated another reduction in early November. Still, munis did close out the year on a down note. The Lehman Brothers index dropped slightly more than two percentage points during October and November as early hints of a possible economic recovery inspired investors to pursue riskier, higher-yielding asset classes.

(Portfolio Manager photograph)
Note to shareholders: Mark Sommer became Portfolio Manager of Spartan New Jersey Municipal Income Fund on June 1, 2002.

Q. How did the fund perform, Mark?

A. For the 12-month period that ended November 30, 2002, the fund had a total return of 6.15%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned 4.76% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, which tracks the types of securities in which the fund invests, returned 6.85%.

Q. What helped the fund outpace its Lipper peer group?

A. I'd say there were a couple of key factors that contributed to the fund's outperformance. The first stemmed from our ongoing focus on investment-grade bonds. Bonds with below-investment-grade ratings generally suffered significant price declines during the year, chiefly because investors weren't willing to take on a lot of credit risk given the uncertainties surrounding the U.S. economy and the global geopolitical situation. Another factor that helped the fund's performance was our relatively light stake in or outright avoidance of the sectors of the muni market that fared the worst during the year. Hard-hit sectors included bonds issued by entities that were tied to the slumping air travel industry, as well as bonds backed by corporations and electric utilities.

Annual Report

Spartan New Jersey Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. The past 12 months were marked by a fair amount of market and interest rate volatility. What was your approach given that volatility?

A. We continued to manage the fund so that its interest rate sensitivity was in line with the New Jersey municipal market overall. That way, the fund didn't have too little or too much interest rate sensitivity at the wrong time. History suggests that it's impossible to predict the direction of interest rates with any consistency over longer periods of time. Instead of positioning the fund based on our interest rate forecast - and risk compromising returns over something we can't control - we focused on finding bonds that offered strong fundamentals and attractive values relative to their historic prices and to other alternatives.

Q. What were the year's disappointments?

A. The fund's underweighted position in par bonds - which are bonds that sell at face value - modestly detracted from performance. Par bonds tend to be heavily favored by individual investors, whose appetite for municipals was quite healthy during the past year. Despite their strong recent performance, however, the fund maintained only a small weighting in par bonds because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. Which sectors of the municipal bond market did you favor, and which did you avoid?

A. The fund held a larger weighting - compared to the New Jersey municipal bond market overall - in bonds backed by streams of income that tend to be less sensitive to a slowing economy, such as those issued by transportation authorities and providers of essential services, such as water and sewer authorities. In terms of sectors we avoided, the fund held very few tobacco bonds, which are backed by the tobacco settlement revenues created by the 1998 settlement between tobacco companies and the states. I generally disliked these bonds because I was worried that they may come under pressure if supply grows as more states tap future payments from the settlement.

Q. What's your outlook?

A. The supply of New Jersey municipals is expected to be heavy again in 2003, which may put some pressure on prices. Meanwhile, demand is likely to be a reflection of the stock market's strength. If investors return to stocks next year, I would expect that most bond prices would be negatively affected by weaker demand. However, interest rates will be the real key for muni bond performance. But no matter what the interest rate environment, I plan to maintain a bias toward research-driven strategies that I believe will help me find attractively priced bonds with good credit fundamentals.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal income tax and the New Jersey gross income tax

Fund number: 416

Trading symbol: FNJHX

Start date: January 1, 1988

Size: as of November 30, 2002, more than $573 million

Manager: Mark Sommer, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Mark Sommer on New Jersey's fiscal situation:

"The state of New Jersey may face a fiscal 2002-03 budget deficit of as much as $6 billion, a gap it hopes to close with a combination of higher business and property taxes, borrowing against the state's share of the nation's settlement with tobacco companies and cost-cutting on items such as aid to schools. Though New Jersey is not in an unusual spot - 43 states are faced with current budget gaps - the state is facing tough times during the upcoming fiscal year. According to one analysis, the state is looking at a budget gap of up to $5 billion in the 2003-04 fiscal year, although the governor has stated that the amount will be closer to $4 billion. Nonetheless, state officials will have to make some difficult decisions in order to meet their constitutional obligation to balance next year's budget. The governor seems more inclined to cut spending than increase income or sales taxes. How the state ultimately resolves the budget shortfall bears close watching, because it will affect the state's finances as well as the entities that rely on the state for funding."

  As of November 30, 2002, the fund had more than 7.4% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico issues municipal bonds that are tax-free in all 50 states.

Annual Report

Spartan New Jersey Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	40.0	29.9
Transportation	25.3	23.1
Water & Sewer	11.2	12.6
Escrowed/Pre-Refunded	6.9	14.2
Industrial Development	3.6	4.0
Average Years to Maturity as of November 30, 2002
		6 months ago
Years	14.1	13.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2002
6 months ago
Years	7.3	6.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)

As of November 30, 2002 As of May 31, 2002

AAA 69.9%	AAA 61.5%
AA, A 24.2%	AA, A 28.6%
BBB 3.0%	BBB 5.0%
Not Rated 2.7%	Not Rated 3.0%
Short-Term Investments and Net Other Assets 0.2%	Short-Term Investments and Net Other Assets 1.9%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Spartan New Jersey Municipal Income Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Bonds - 99.8%
	Principal Amount	Value (Note 1)
New Jersey - 81.5%
Atlantic County Gen. Oblig. Ctfs. of Prtn. (Pub. Facilities Lease Agreement Proj.):
7.4% 3/1/07 (FGIC Insured)	$ 3,035,000	$ 3,573,743
7.4% 3/1/08 (FGIC Insured)	3,260,000	3,904,632
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.):
7.375% 7/1/10 (MBIA Insured) (Escrowed to Maturity) (d)	925,000	1,087,023
7.4% 7/1/16 (MBIA Insured) (Escrowed to Maturity) (d)	3,510,000	4,502,031
Atlantic County Util. Auth. Swr. Rev. Series A, 5.85% 1/15/15 (AMBAC Insured)	2,620,000	2,774,213
Bergen County Utils. Auth. Wtr. Poll. Cont. Rev. Series B, 0% 12/15/07 (FGIC Insured)	7,500,000	6,450,450
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (FGIC Insured)	2,750,000	2,889,838
Burlington County Bridge Commission Lease Rev. (Govt. Leasing Prog.):
5.25% 8/15/16	1,100,000	1,159,268
5.25% 8/15/17	1,000,000	1,048,270
5.25% 8/15/19	1,000,000	1,034,810
Camden County Muni. Utils. Auth. Swr. Rev.:
5.5% 7/15/08 (FGIC Insured)	1,300,000	1,451,567
6% 7/15/06 (FGIC Insured)	660,000	738,111
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series A, 6.8% 3/1/21 (MBIA Insured)	1,350,000	1,677,672
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.) Series 1999 B, 5.7% 1/1/22 (FSA Insured)	2,000,000	2,129,000
Series 1999, 5.75% 1/1/15 (FSA Insured)	2,000,000	2,202,180
Egg Hbr. Township School District 5% 2/15/08 (FSA Insured)	2,000,000	2,176,520
Essex County Gen. Oblig.:
Series A, 5.75% 9/1/07 (AMBAC Insured)	1,385,000	1,565,424
Series A1, 6% 11/15/05 (FGIC Insured)	3,000,000	3,326,280
Series A2, 6.25% 9/1/10 (AMBAC Insured)	4,735,000	5,273,464
Essex County Impt. Auth. (County Correctional Facility Proj.) 5.25% 10/1/18 (MBIA Insured)	1,000,000	1,052,030
Essex County Impt. Auth. Lease Rev. (County Correctional Facility Proj.) 5.75% 10/1/30 (FGIC Insured)	1,500,000	1,603,185
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Essex County Impt. Auth. Rev. (Util. Sys.-Orange Franchise Proj.) Series A, 5.75% 7/1/27 (MBIA Insured)	$ 1,745,000	$ 1,860,432
Essex County Util. Auth. Solid Waste Rev. Series A, 6% 4/1/06 (FSA Insured) (Escrowed to Maturity) (d)	1,000,000	1,114,690
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A, 5.125% 7/1/15 (AMBAC Insured) (a)	2,570,000	2,670,230
Hudson County Ctfs. of Prtn.:
6.25% 6/1/14 (MBIA Insured)	3,210,000	3,765,715
6.25% 6/1/15 (MBIA Insured)	1,420,000	1,673,115
6.25% 12/1/15 (MBIA Insured)	1,525,000	1,805,005
6.25% 6/1/16 (MBIA Insured)	1,610,000	1,897,788
Jersey City Swr. Auth. Swr. Rev. 6% 1/1/07 (AMBAC Insured)	2,175,000	2,439,393
Lenape Reg'l. High School District:
7.625% 1/1/13 (MBIA Insured)	675,000	870,190
7.625% 1/1/14 (MBIA Insured)	1,000,000	1,291,290
Middlesex County Ctfs. of Prtn. 5.5% 8/1/17 (MBIA Insured)	1,000,000	1,072,710
Middlesex County Poll. Cont. Auth. Rev. (Amerada Hess Corp. Proj.):
6.875% 12/1/22	5,000,000	5,108,900
7.875% 6/1/22	7,750,000	8,210,428
Monmouth County Impt. Auth. Rev.:
(Howell Township Board of Ed. Impt. Proj.) Series A:
5.25% 7/15/17 (AMBAC Insured)	1,910,000	2,017,991
5.25% 7/15/18 (AMBAC Insured)	2,010,000	2,112,771
5% 10/1/05	2,075,000	2,237,971
Monroe Township Muni. Util. Auth. Middlesex County Rev. 5.25% 2/1/12 (FGIC Insured)	1,130,000	1,231,779
Montgomery Township Board of Ed. Series 2001, 5.25% 8/1/15 (MBIA Insured)	1,285,000	1,375,824
New Jersey Bldg. Auth. Bldg. Rev.:
5.5% 6/15/06	3,095,000	3,401,374
5.75% 6/15/09	2,600,000	2,909,920
New Jersey Ctfs. of Prtn. Series A:
5.25% 6/15/06 (FSA Insured)	3,000,000	3,271,800
5.25% 6/15/07 (FSA Insured)	10,335,000	11,373,874
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(The Seeing Eye, Inc. Proj.) 6.2% 12/1/24	2,000,000	2,193,360
(Weyerhauser Co. Proj.) 9% 11/1/04	2,000,000	2,225,600
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Exempt Facilities Rev. (Waste Mgmt., Inc. Proj.) 4%, tender 10/31/04 (b)(c)	$ 5,200,000	$ 5,191,524
New Jersey Econ. Dev. Auth. Lease Rev. (State Office Bldgs. Projs.) 6% 6/15/13 (AMBAC Insured)	3,180,000	3,592,637
New Jersey Econ. Dev. Auth. Market Transition Facility Rev. Series A, 5% 7/1/10 (MBIA Insured)	12,000,000	13,031,760
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Pub. Svc. Elec. & Gas Pwr. LLC Proj.) 5% 3/1/12	5,000,000	4,878,600
New Jersey Econ. Dev. Auth. Rev.:
(Edl. Testing Svc. Proj.) Series A, 6.5% 5/15/05 (MBIA Insured)	1,200,000	1,301,916
(Trans. Proj.) Series B, 5.75% 5/1/10 (FSA Insured)	1,000,000	1,131,180
Series C, 5.25% 6/15/17 (MBIA Insured)	5,000,000	5,261,900
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1994 B, 5.95% 11/1/29 (FGIC Insured) (c)	7,700,000	8,170,855
Series 1997 B, 5.375% 5/1/32 (FGIC Insured) (c)	3,750,000	3,803,475
Series A, 5.25% 7/1/38 (FGIC Insured) (c)	3,270,000	3,275,886
(Middlesex Wtr. Co. Proj.) 5.35% 2/1/38 (MBIA Insured) (c)	1,000,000	1,012,320
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Series 2001 A:
5.25% 3/1/08	4,855,000	5,335,305
5.25% 3/1/09	4,855,000	5,347,103
5.25% 3/1/10	4,855,000	5,339,092
5.25% 3/1/11	4,605,000	5,060,803
New Jersey Edl. Facilities Auth. Rev.:
(College of New Jersey Proj.) Series C, 5.375% 7/1/16 (FGIC Insured)	2,000,000	2,151,700
(Higher Ed. Cap. Impt. Fund Prog.) Series 2000 A, 5.75% 9/1/12 (FSA Insured)	1,595,000	1,820,421
(Higher Ed. Equip. Leasing Fund Prog.) Series 2001 A, 5% 9/1/08	3,215,000	3,505,122
(Princeton Univ. Proj.) Series E, 5% 7/1/19	3,595,000	3,681,496
(Rowan Univ. Proj.) Series C:
5.25% 7/1/08 (FGIC Insured)	1,140,000	1,260,692
5.25% 7/1/09 (FGIC Insured)	1,365,000	1,510,919
(Saint Peters College Proj.) Series B, 5.375% 7/1/12	1,450,000	1,520,267
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Envir. Infrastructure Trust Series A:
5.5% 9/1/10	$ 1,675,000	$ 1,876,050
5.5% 9/1/11	2,830,000	3,135,583
5.5% 9/1/12	2,980,000	3,283,036
New Jersey Gen. Oblig.:
Series 1996 E:
6% 7/15/08	1,000,000	1,147,080
6% 7/15/09	1,500,000	1,729,245
Series D, 6% 2/15/13	7,500,000	8,749,800
Series H, 5.25% 7/1/11	3,345,000	3,690,271
5% 2/1/13 (Pre-Refunded to 2/1/09 @ 100) (d)	8,500,000	9,259,390
5.5% 8/1/13 (MBIA Insured)	10,380,000	11,745,385
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series A, 6% 7/1/11 (AMBAC Insured)	3,500,000	4,032,350
(Atlantic City Med. Ctr. Proj.) 5.75% 7/1/25	3,000,000	3,054,330
(Burdette Tomlin Memorial Hosp. Proj.) Series D, 6.25% 7/1/06 (FGIC Insured)	1,710,000	1,732,572
(Cmnty. Med. Ctr./Kimball Med. Ctr. Proj.) 5.25% 7/1/11 (FSA Insured)	750,000	808,118
(Hackensack Univ. Med. Ctr. Proj.) Series A, 5.25% 1/1/12 (MBIA Insured)	3,165,000	3,377,435
(Kennedy Health Sys. Proj.) Series B:
5.75% 7/1/07 (MBIA Insured)	1,930,000	2,166,908
5.75% 7/1/08 (MBIA Insured)	1,135,000	1,280,882
(Saint Josephs Hosp. & Med. Ctr. Proj.) Series A, 5.75% 7/1/16 (Connie Lee Hldgs., Inc. Insured)	1,000,000	1,085,220
(Saint Peters Univ. Hosp. Proj.) Series A, 6.875% 7/1/30	3,000,000	3,152,100
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. (Home Buyer Proj.) Series W, 4.75% 10/1/17 (MBIA Insured)	2,300,000	2,314,467
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. (Sr. Parkway Proj.):
5.625% 1/1/30	7,000,000	7,319,620
6% 1/1/05	2,200,000	2,228,446
6% 1/1/19 (Escrowed to Maturity) (d)	4,485,000	5,237,493
6.2% 1/1/10	5,970,000	6,863,888
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Sports & Exposition Auth. Contract Rev. Series A:
5.25% 3/1/11 (MBIA Insured)	$ 1,360,000	$ 1,492,600
6% 3/1/14 (MBIA Insured)	4,220,000	4,749,019
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2000 A:
5.5% 1/1/25 (MBIA Insured)	10,370,000	10,844,739
5.5% 1/1/30 (MBIA Insured)	20,100,000	21,007,914
5.75% 1/1/10 (MBIA Insured)	3,175,000	3,585,496
6% 1/1/11 (MBIA Insured)	2,000,000	2,290,460
Series A:
5.6% 1/1/22 (MBIA Insured)	7,925,000	8,305,876
6.75% 1/1/08	1,000,000	1,003,790
Series C:
6.5% 1/1/09	1,300,000	1,494,753
6.5% 1/1/16	2,760,000	3,243,552
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 5.5% 6/15/12	10,000,000	11,141,200
Series A, 5.75% 6/15/15 (MBIA Insured)	3,000,000	3,420,480
Series B:
5.25% 6/15/10	4,400,000	4,743,376
5.25% 6/15/15	5,500,000	5,781,380
6% 6/15/06	1,810,000	2,016,304
6% 12/15/19 (MBIA Insured)	3,000,000	3,357,870
Series C:
5.5% 12/15/10 (FSA Insured)	8,000,000	9,000,160
5.75% 12/15/12 (FSA Insured)	5,000,000	5,710,800
New Jersey Transit Corp.:
Series 2000 B, 5.5% 2/1/08 (AMBAC Insured)	5,000,000	5,551,450
Series B:
5.5% 2/1/06 (AMBAC Insured)	2,000,000	2,177,880
5.75% 2/1/07 (AMBAC Insured)	1,000,000	1,112,920
New Jersey Wastewtr. Treatment Trust:
Series 1997 A, 7% 5/15/06 (MBIA Insured)	2,545,000	2,916,417
Series C, 6.25% 5/15/05 (MBIA Insured)	1,000,000	1,097,470
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) 5.375% 11/1/12 (MBIA Insured) (c)	2,465,000	2,654,066
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Newark Gen. Oblig.:
5.3% 9/1/16 (MBIA Insured)	$ 3,500,000	$ 3,682,875
5.375% 12/15/13 (MBIA Insured)	2,840,000	3,139,137
North Hudson Swr. Auth. Swr. Rev. Series A:
0% 8/1/24 (MBIA Insured)	2,000,000	655,400
5.25% 8/1/17 (FGIC Insured)	3,000,000	3,170,730
Ocean County Gen. Oblig. Series B, 5% 8/1/16	1,480,000	1,535,515
Ocean County Utils. Auth. Wastewtr. Rev.:
Series 2001:
5.25% 1/1/15	4,540,000	4,844,861
5.25% 1/1/16	2,400,000	2,542,656
5.125% 1/1/10	3,680,000	3,983,526
Rutgers State Univ. Rev. (State Univ. of New Jersey Proj.) Series A, 6.4% 5/1/13	2,000,000	2,350,740
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. & Gas Pwr. Proj.) Series A, 5.75% 4/1/31 (c)	2,500,000	2,395,725
South Brunswick Township Board of Ed. 5.625% 12/1/21 (FGIC Insured) (Pre-Refunded to 12/1/09 @ 100) (d)	2,040,000	2,323,050
Southeast Morris County Muni. Utils. Auth. Wtr. Rev.:
5% 1/1/14 (MBIA Insured)	1,145,000	1,200,910
5% 1/1/15 (MBIA Insured)	725,000	757,879
5% 1/1/16 (MBIA Insured)	1,400,000	1,447,068
Tobacco Settlement Fing. Corp. 6.125% 6/1/42	2,200,000	2,089,406
Univ. of Medicine & Dentistry Series A, 5.5% 12/1/27 (AMBAC Insured)	4,000,000	4,224,920
West Deptford Township Gen. Oblig.:
5.5% 9/1/23 (FGIC Insured)	2,525,000	2,651,477
5.625% 9/1/30 (FGIC Insured)	5,225,000	5,435,724
West Orange Board of Ed. Rev. Ctfs. of Prtn. 5.625% 10/1/29 (MBIA Insured)	2,000,000	2,100,920
West Windsor-Plainsboro Reg'l. School District 5% 12/1/14 (FSA Insured)	1,805,000	1,909,004
		467,347,998
New York & New Jersey - 10.9%
Port Auth. New York & New Jersey:
107th Series:
6% 10/15/05 (c)	1,740,000	1,907,753
6% 10/15/06 (c)	1,535,000	1,712,446
108th Series, 6% 7/15/07 (c)	6,430,000	7,177,488
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey: - continued
117th Series, 5.125% 11/15/11 (FGIC Insured) (c)	$ 5,220,000	$ 5,531,373
120th Series:
5.5% 10/15/35 (MBIA Insured) (c)	7,000,000	7,225,890
5.75% 10/15/13 (MBIA Insured) (c)	3,000,000	3,303,930
124th Series, 4.5% 8/1/04 (c)	3,770,000	3,913,486
126th Series:
5.25% 5/15/37 (FGIC Insured) (c)	12,000,000	12,108,120
5.5% 11/15/11 (FGIC Insured) (c)	1,495,000	1,634,469
127th Series:
5% 12/15/07 (AMBAC Insured) (c)	2,540,000	2,752,598
5.5% 12/15/13 (AMBAC Insured) (c)	8,600,000	9,340,804
92nd Series, 4.75% 1/15/29	2,000,000	1,888,720
Port Auth. New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 5.75% 12/1/25 (MBIA Insured) (c)	3,595,000	3,745,343
		62,242,420
Puerto Rico - 7.4%
Puerto Rico Commonwealth Gen. Oblig.:
Series B, 5.5% 7/1/13 (FGIC Insured) (a)	5,485,000	6,032,513
5.5% 7/1/11 (FGIC Insured)	5,400,000	6,093,252
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (MBIA Insured)	4,325,000	4,327,898
Series Y, 5.5% 7/1/36 (FSA Insured)	2,100,000	2,229,738
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B, 5.875% 7/1/35 (MBIA Insured)	2,500,000	2,721,450
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (d)	11,785,000	12,400,531
Series A:
5.5% 10/1/32 (Escrowed to Maturity) (d)	3,500,000	3,716,545
7.75% 7/1/08	255,000	256,244
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Hsg. Fin. Corp. Rev. (Multi-family Mtg. Prog.) Series AI, 7.5% 4/1/22, LOC Puerto Rico Govt. Dev. Bank	$ 1,895,000	$ 1,850,771
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/19 (FSA Insured)	2,740,000	2,945,664
		42,574,606
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $547,443,428)		572,165,024
NET OTHER ASSETS - 0.2%		1,130,164
NET ASSETS - 100%		$ 573,295,188
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 3.126% with Lehman Brothers, Inc.	Jan. 2007	$ 2,750,000	$ 41,485
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	40.0%
Transportation	25.3
Water & Sewer	11.2
Escrowed/Pre-Refunded	6.9
Others* (individually less than 5%)	16.6
100.0%
* Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $163,147,880 and $108,939,513, respectively.
Income Tax Information
The fund hereby designates approximately $1,992,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value (cost $547,443,428) - See accompanying schedule		$ 572,165,024
Cash		1,695,433
Receivable for fund shares sold		103,484
Interest receivable		9,818,352
Unrealized gain on swap agreements		41,485
Other receivables		1,845
Total assets		583,825,623

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 8,759,819
Payable for fund shares redeemed	999,256
Distributions payable	506,045
Accrued management fee	185,098
Other payables and accrued expenses	80,217
Total liabilities		10,530,435

Net Assets		$ 573,295,188
Net Assets consist of:
Paid in capital		$ 545,201,822
Undistributed net investment income		87,522
Accumulated undistributed net realized gain (loss) on investments		3,242,763
Net unrealized appreciation (depreciation) on investments		24,763,081
Net Assets, for 49,201,609 shares outstanding		$ 573,295,188
Net Asset Value, offering price and redemption price per share ($573,295,188 ÷ 49,201,609 shares)		$ 11.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 25,392,300
Expenses
Management fee	$ 2,033,940
Transfer agent fees	375,093
Accounting fees and expenses	159,272
Non-interested trustees' compensation	1,852
Custodian fees and expenses	8,689
Registration fees	24,890
Audit	31,988
Legal	8,996
Miscellaneous	12,141
Total expenses before reductions	2,656,861
Expense reductions	(120,609)	2,536,252
Net investment income (loss)		22,856,048
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		3,469,952
Change in net unrealized appreciation (depreciation) on: Investment securities	4,312,802
Swap agreements	41,485
Total change in net unrealized appreciation (depreciation)		4,354,287
Net gain (loss)		7,824,239
Net increase (decrease) in net assets resulting from operations		$ 30,680,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,856,048	$ 21,390,989
Net realized gain (loss)	3,469,952	2,918,246
Change in net unrealized appreciation (depreciation)	4,354,287	8,433,344
Net increase (decrease) in net assets resulting from operations	30,680,287	32,742,579
Distributions to shareholders from net investment income	(22,828,313)	(21,396,801)
Distributions to shareholders from net realized gain	(2,444,818)	(105,238)
Total distributions	(25,273,131)	(21,502,039)
Share transactions Net proceeds from sales of shares	165,422,259	173,211,085
Reinvestment of distributions	18,762,471	15,746,594
Cost of shares redeemed	(130,390,791)	(70,449,479)
Net increase (decrease) in net assets resulting from share transactions	53,793,939	118,508,200
Redemption fees	7,624	21,977
Total increase (decrease) in net assets	59,208,719	129,770,717

Net Assets
Beginning of period	514,086,469	384,315,752
End of period (including undistributed net investment income of $87,522 and undistributed net investment income of $87,201, respectively)	$ 573,295,188	$ 514,086,469
Other Information Shares
Sold	14,202,684	15,026,460
Issued in reinvestment of distributions	1,620,794	1,367,655
Redeemed	(11,280,183)	(6,113,511)
Net increase (decrease)	4,543,295	10,280,604

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.51	$ 11.18	$ 10.89	$ 11.55	$ 11.38
Income from Investment Operations
Net investment income (loss)	.495 B	.532 B	.559 B	.528	.548
Net realized and unrealized gain (loss)	.196	.334	.289	(.601)	.224
Total from investment operations	.691	.866	.848	(.073)	.772
Distributions from net investment income	(.495)	(.534)	(.559)	(.528)	(.548)
Distributions from net realized gain	(.056)	(.003)	-	(.049)	(.055)
Distributions in excess of net realized gain	-	-	-	(.011)	-
Total distributions	(.551)	(.537)	(.559)	(.588)	(.603)
Redemption fees added to paid in capital	- B	.001 B	.001 B	.001	.001
Net asset value, end of period	$ 11.65	$ 11.51	$ 11.18	$ 10.89	$ 11.55
Total Return A	6.15%	7.86%	8.03%	(.65)%	6.96%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.51%	.55%	.55%
Expenses net of voluntary waivers, if any	.50%	.50%	.51%	.55%	.55%
Expenses net of all reductions	.47%	.41%	.45%	.55%	.54%
Net investment income (loss)	4.26%	4.62%	5.11%	4.71%	4.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 573,295	$ 514,086	$ 384,316	$ 380,019	$ 389,696
Portfolio turnover rate	21%	19%	49%	19%	12%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past one year, past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	1.23%	13.95%	31.83%
New Jersey Tax-Free Money Market Funds Average	0.89%	12.48%	28.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives. The past one year New Jersey tax-free money market funds average represents a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	1.23%	2.65%	2.80%
New Jersey Tax-Free Money Market Funds Average	0.89%	2.38%	2.57%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Performance - continued

Yields

	12/2/02	9/2/02	6/3/02	2/25/02	12/3/01

Spartan New Jersey Municipal Money Market	1.00%	1.14%	1.17%	1.20%	1.60%

If Fidelity had not reimbursed certain fund expenses	0.92%	1.06%	1.09%	1.12%	1.52%

New Jersey Tax-Free Money Market Funds Average	0.69%	0.80%	1.01%	0.82%	1.20%

Spartan New Jersey Municipal Money Market - Tax-equivalent	1.64%	1.87%	1.92%	1.98%	2.62%

If Fidelity had not reimbursed certain fund expenses	1.51%	1.74%	1.79%	1.85%	2.49%

Portion of fund's income subject to state taxes	0.04%	0.15%	0.10%	9.66%	5.20%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 39.14%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Kim Miller, Portfolio Manager of Spartan New Jersey Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November 30, 2002?

A. Economic growth was uneven. During the first half of 2002, data offered some hope that the U.S. economy was on the rebound. The Federal Reserve Board had lowered short-term interest rates 11 times in 2001, with its last cut coming in the final month of the year. Growth in gross domestic product (GDP) was very strong in the first quarter of 2002, leading many market participants to believe that the Fed would start to raise rates to keep growth at non-inflationary levels. However, subsequent statistics revealed that growth was more stagnant than expected. By November 2002, the Fed felt it necessary to cut short-term interest rates again to prop up the economy.

Q. What was the backdrop like for New Jersey municipal money market securities?

A. Weak economic growth and falling stock prices translated into budgetary challenges for the state and municipalities: Rising unemployment led to reduced income tax collections, and declining stock prices resulted in lower capital gains revenues. These factors forced the state and localities to come to market with greater issuance to sustain their operations. The New Jersey state government wrestled with a deficit, but appeared to have succeeded at balancing the budget for the time being by eliminating some corporate tax loopholes. Municipalities, on the other hand, struggled to meet rising expenditures at the same time that state aid was frozen and was likely to decline.

Q. What was your strategy with the fund?

A. At the beginning of the period, the future direction of interest rates was uncertain. As a result, I let the fund's average maturity decline, but kept it longer relative to its competitors because of opportunities among longer-term securities. When the economy rebounded in the first quarter of 2002, money market yields reflected more aggressive Fed rate hikes than I expected. Therefore, I kept the fund's average maturity longer than its peers during most of the rest of the period. I emphasized general obligation securities (GOs) issued by the state of New Jersey, believing that the state government would be able to handle budget shortfalls better than localities. GOs offered greater flexibility for the state government to use varied revenue streams for its debt service payments. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey tax. Although more of shareholders' income will be taxable than if we had exclusively purchased New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 1.02%, compared to 1.63% 12 months ago. The more recent seven-day yield was the equivalent of a 1.68% taxable rate of return for New Jersey investors in the 39.14% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2002, the fund's 12-month total return was 1.23%, compared to 0.89% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. I believe that overall interest rates in the market should remain steady for the next six months. At the same time, I intend to position the fund conservatively, because rates could rise quickly if the economy improves. I expect that the fiscal problems encountered by the state and local governments in New Jersey in 2002 will not quickly abate in 2003. As a result, I intend to pay even more attention than usual to potentially changing credit conditions. While I expect the national economy to recover, I don't expect a turnaround dramatic enough to bolster New Jersey's financial position to the extent necessary to result in a significant drop-off in municipal money market issuance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and New Jersey personal income taxes, as is consistent with preservation of capital

Fund number: 423

Trading symbol: FSJXX

Start date: May 1, 1990

Size: as of November 30, 2002, more than $571 million

Manager: Kim Miller, since 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	69.8	80.5	67.8
31 - 90	5.4	4.6	11.3
91 - 180	6.8	4.1	9.8
181 - 397	18.0	10.8	11.1
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Spartan New Jersey Municipal Money Market	61 Days	45 Days	58 Days
New Jersey Tax-Free Money Market Funds Average *	49 Days	35 Days	48 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Variable Rate Demand Notes (VRDNs) 64.5%	Variable Rate Demand Notes (VRDNs) 67.8%
Commercial Paper (including CP Mode) 0.3%	Commercial Paper (including CP Mode) 0.0%
Tender Bonds 1.8%	Tender Bonds 2.5%
Municipal Notes 30.7%	Municipal Notes 16.5%
Other Investments 3.7%	Municipal Money Market Funds 6.8%
Net Other Assets** (1.0)%	Other Investments 2.8%
Net Other Assets 3.6%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Securities - 101.0%
	Principal Amount	Value (Note 1)
Delaware/New Jersey - 0.9%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	$ 4,990,000	$ 4,990,000
New Jersey - 75.2%
Atlantic Highlands Gen. Oblig. BAN 1.5% 2/27/03	2,900,000	2,900,538
Barnegat Township Gen. Oblig. BAN 2.5% 6/5/03	6,800,000	6,822,099
Bordentown Township Gen. Oblig. BAN 2% 11/21/03	5,000,000	5,027,282
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	2,200,000	2,200,000
Burlington County Gen. Oblig. BAN Series C, 2.25% 4/18/03	4,627,000	4,627,000
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series MSTC 01 175, 1.2% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	8,800,000	8,800,000
Cherry Hill Township Gen. Oblig. BAN 2.25% 10/9/03	7,400,000	7,452,963
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 K, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	9,900,000	9,900,000
Series PA 606, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,700,000	5,700,000
Series PA 611, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	8,300,000	8,300,000
Series SG 53, 1.15% (Liquidity Facility Societe Generale) (b)(f)	5,700,000	5,700,000
Series SGA 89, 1.3% (Liquidity Facility Societe Generale) (b)(f)	4,645,000	4,645,000
East Brunswick Township Gen. Oblig. BAN 2.7% 3/19/03	2,000,000	2,005,083
East Windsor Township Gen. Oblig. BAN 2.5% 12/5/02	5,000,000	5,000,247
Englewood Gen. Oblig. BAN 2% 7/11/03	3,900,000	3,909,797
Essex County Impt. Auth. Participating VRDN Series FRRI A27, 1.3% (Liquidity Facility Bank of New York NA) (b)(f)	6,650,000	6,650,000
Gloucester County Gen. Oblig. BAN 2.5% 10/29/03	3,000,000	3,021,452
Hopatcong Boro Gen. Oblig. BAN 2.25% 9/5/03	5,140,000	5,167,361
Hopewell Township Gen. Oblig. BAN:
2% 1/30/03	5,878,800	5,883,093
2.6% 1/31/03	11,268,000	11,285,535
Hunterdon County Gen. Oblig. BAN 2.25% 12/20/02	5,000,000	5,001,150
Jefferson Township Gen. Oblig. BAN 2.75% 2/14/03	5,429,000	5,441,613
Margate City Gen. Oblig. BAN 1.6% 1/14/03	5,444,500	5,445,469
Mercer County Gen. Oblig. BAN 1.5% 5/16/03	21,000,000	21,010,516
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 1.11% (MBIA Insured), VRDN (b)	$ 3,900,000	$ 3,900,000
Metuchen Gen. Oblig. BAN Series B, 2.75% 4/29/03	7,220,000	7,240,215
Middlesex County Impt. Auth. Rev. BAN (Woodbridge Township Guaranteed Proj.) 2.25% 3/26/03	4,600,000	4,607,397
Montgomery Township Gen. Oblig. BAN 1.5% 6/3/03	7,000,000	7,009,030
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(Dial Realty Proj.) Series 1988 L, 1.25%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,400,000	1,400,000
(Encap Golf Hldgs. LLC Proj.) Series 2001 A, 1.15%, LOC Bayerische Landesbank Girozentrale, VRDN (b)(e)	4,650,000	4,650,000
(Guttenplan's Bakery Proj.) Series 1989 G, 1.25%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,000,000	1,000,000
(Herzel Motor Corp. Proj.) Series 1989 L, 1.25%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	200,000	200,000
New Jersey Econ. Dev. Auth. Rev.:
Participating VRDN Series FRRI 01 N10, 1.3% (Liquidity Facility Bank of New York NA) (b)(f)	1,550,000	1,550,000
(5901 Tonelle Ave. Assoc. Proj.) Series 2001, 1.35%, LOC Wachovia Bank NA, VRDN (b)(e)	5,290,000	5,290,000
(Eastern Silk Proj.) Second Series D2, 1.4%, LOC BNP Paribas SA, VRDN (b)(e)	845,000	845,000
(El Dorado Term. Co. Proj.) Series 1999 A, 1.6%, VRDN (b)	13,400,000	13,400,000
(Jewish Home Rockleigh Proj.) Series B, 1.15%, LOC PNC Bank NA, Pittsburgh, VRDN (b)	7,000,000	7,000,000
(LPS Inds. Proj.) 1.35%, LOC Wachovia Bank NA, VRDN (b)(e)	2,900,000	2,900,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Participating VRDN Series MS 00 417, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	2,005,000	2,005,000
New Jersey Gen. Oblig.:
Participating VRDN:
Series EGL 96 3001, 1.16% (Liquidity Facility Citibank NA, New York) (b)(f)	3,100,000	3,100,000
Series FRRI 02 L27J, 1.3% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	11,275,000	11,275,000
Series FRRI L11, 1.3% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	8,140,000	8,140,000
Series FRRI L8, 1.35% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	5,700,000	5,700,000
Series MS 01 549, 1.21% (Liquidity Facility Morgan Stanley) (b)(f)	5,000,000	5,000,000
TRAN 3% 6/12/03	49,900,000	50,280,273
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Participating VRDN:
Series 1999 V, 1.21% (Liquidity Facility Bank of America NA) (b)(e)(f)	$ 2,975,000	$ 2,975,000
Series PT 287, 1.16% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)(f)	1,020,000	1,020,000
New Jersey Tpk. Auth. Rev. Participating VRDN:
Series AAB 00 6, 1.18% (Liquidity Facility ABN-AMRO Bank NV) (b)(f)	11,200,000	11,200,000
Series EGL 00 3002, 1.16% (Liquidity Facility Citibank NA, New York) (b)(f)	6,830,000	6,830,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series FRRI 02 L30J, 1.3% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	13,800,000	13,800,000
Series Merlots 00 EEE, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	3,000,000	3,000,000
Series PA 751, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	9,995,000	9,995,000
Series Putters 155, 1.16% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	7,995,000	7,995,000
Series ROC II 00 R20, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	1,350,000	1,350,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series MS 00 203, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	1,565,000	1,565,000
Series MS 00 224, 1.21% (Liquidity Facility Morgan Stanley) (b)(f)	10,395,000	10,395,000
Series MS 01 524, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	4,500,000	4,500,000
Series MS 98 54, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	2,095,000	2,095,000
Series PA 958P, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	2,500,000	2,500,000
Series PA 979R, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	10,465,000	10,465,000
Series Putters 289, 1.13% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	3,600,000	3,600,000
Ridgewood Gen. Oblig. BAN 3% 7/3/03	5,236,000	5,279,493
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Bonds:
(Philadelphia Elec. Co. Proj.) Series 1988 A, 1.5% tender 12/10/02 (FGIC Insured) (Liquidity Facility FGIC-SPI), CP mode	1,900,000	1,900,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Bonds: - continued
Series MS 00 381, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley) (b)(f)(g)	$ 10,000,000	$ 10,000,000
Univ. of Medicine & Dentistry Series 2002 B, 1.16% (AMBAC Insured), VRDN (a)(b)	21,100,000	21,100,000
		429,952,606
New York & New Jersey - 19.9%
New York & New Jersey Port Auth. Participating VRDN Series AAB 00 19, 1.18% (Liquidity Facility ABN-AMRO Bank NV) (b)(f)	6,670,000	6,670,000
Port Auth. New York & New Jersey:
Participating VRDN:
Series Floaters 01 693, 1.19% (Liquidity Facility Morgan Stanley) (b)(e)(f)	11,800,000	11,800,000
Series MS 01 701, 1.19% (Liquidity Facility Morgan Stanley) (b)(e)(f)	4,995,000	4,995,000
Series PT 418, 1.19% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	2,285,000	2,285,000
Series Putters 177, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	5,400,000	5,400,000
Series ROC II R42, 1.21% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	6,155,000	6,155,000
Series ROC II R95, 1.21% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	2,900,000	2,900,000
Series SG 96 52, 1.18% (Liquidity Facility Societe Generale) (b)(e)(f)	11,980,000	11,980,000
Series 1991 2, 1.21%, VRDN (b)(e)(g)	6,400,000	6,400,000
Series 1992 2, 1.16%, VRDN (b)(g)	6,900,000	6,900,000
Series 1996 3, 1.35%, VRDN (b)	5,000,000	5,000,000
Series 1997 1, 1.16%, VRDN (b)(g)	8,900,000	8,900,000
Series 1997 1B, 1.35%, VRDN (b)	3,200,000	3,200,000
Series 1997 2, 1.16%, VRDN (b)(g)	10,400,000	10,400,000
Port Auth. New York & New Jersey Spl. Oblig. Rev. Participating VRDN:
Series FRRI 00 N18, 1.35% (Liquidity Facility Bank of New York NA) (b)(e)(f)	3,600,000	3,600,000
Series Merlots 00 B5, 1.27% (Liquidity Facility Wachovia Bank NA) (b)(e)(f)	2,285,000	2,285,000
Series MS 00 331, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	4,500,000	4,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey Spl. Oblig. Rev. Participating VRDN: - continued
Series MS 00 353, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	$ 3,300,000	$ 3,300,000
Series MS 98 157, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	1,370,000	1,370,000
Series Putters 278, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	5,700,000	5,700,000
		113,740,000
Puerto Rico - 1.3%
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series MSTC 7005, 1.05% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	2,400,000	2,400,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN Series Putters 147, 1.12% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	3,660,000	3,660,000
Puerto Rico Indl., Tourist, Edl., Med. & Envir. Cont. Facilities Fing. Auth. (Ana G. Mendez Univ. Sys. Proj.) Series 1998, 1.65%, LOC Banco Santander Central Hispano SA, VRDN (b)	1,500,000	1,500,000
		7,560,000
	Shares
Other - 3.7%
Fidelity Municipal Cash Central Fund, 1.29% (c)(d)	20,882,400	20,882,400
TOTAL INVESTMENT PORTFOLIO - 101.0%		577,125,006
NET OTHER ASSETS - (1.0)%		(5,729,267)
NET ASSETS - 100%		$ 571,395,739
Total Cost for Income Tax Purposes $ 577,125,006
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Port Auth. New York & New Jersey Series 1991 2, 1.21%, VRDN	6/18/91	$ 6,400,000
Series 1992 2, 1.16%, VRDN	2/14/92	$ 6,900,000
Series 1997 1, 1.16%, VRDN	8/9/02	$ 8,900,000
Series 1997 2, 1.16%, VRDN	9/15/97	$ 10,400,000
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Bonds Series MS 00 381, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley)	9/20/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,600,000 or 7.5% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 577,125,006
Receivable for fund shares sold		925,150
Interest receivable		3,414,172
Receivable from investment adviser for expense reductions		38,171
Other receivables		145,721
Total assets		581,648,220

Liabilities
Payable to custodian bank	$ 38
Payable for investments purchased
Regular delivery	7,009,030
Delayed delivery	3,003,707
Distributions payable	33,452
Accrued management fee	204,688
Other payables and accrued expenses	1,566
Total liabilities		10,252,481

Net Assets		$ 571,395,739
Net Assets consist of:
Paid in capital		$ 571,097,564
Accumulated net realized gain (loss) on investments		298,175
Net Assets, for 570,981,683 shares outstanding		$ 571,395,739
Net Asset Value, offering price and redemption price per share ($571,395,739 ÷ 570,981,683 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 8,469,261
Expenses
Management fee	$ 2,371,624
Non-interested trustees' compensation	1,565
Total expenses before reductions	2,373,189
Expense reductions	(658,708)	1,714,481
Net investment income		6,754,780
Net Realized Gain (Loss) on investment securities		298,174
Net increase in net assets resulting from operations		$ 7,052,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 6,754,780	$ 12,645,051
Net realized gain (loss)	298,174	42,863
Net increase (decrease) in net assets resulting from operations	7,052,954	12,687,914
Distributions to shareholders from net investment income	(6,754,780)	(12,645,051)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	413,410,659	319,727,783
Reinvestment of distributions	6,337,743	11,906,127
Cost of shares redeemed	(342,513,375)	(320,477,855)
Net increase (decrease) in net assets and shares resulting from share transactions	77,235,027	11,156,055
Total increase (decrease) in net assets	77,533,201	11,198,918

Net Assets
Beginning of period	493,862,538	482,663,620
End of period	$ 571,395,739	$ 493,862,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.012	.026	.035	.027	.030
Distributions from net investment income	(.012)	(.026)	(.035)	(.027)	(.030)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	1.23%	2.61%	3.56%	2.78%	3.06%
Ratios to Average Net Assets C
Expenses before expense reductions	.43%	.49%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.35%	.48%	.50%	.50%	.50%
Expenses net of all reductions	.31%	.45%	.50%	.50%	.50%
Net investment income	1.22%	2.57%	3.50%	2.74%	3.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 571,396	$ 493,863	$ 482,664	$ 498,601	$ 528,490

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® NJ Municipal Money Market	1.05%	13.35%	29.38%
New Jersey Tax-Free Money Market Funds Average	0.89%	12.48%	28.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives. The past one year New Jersey tax-free money market funds average represents a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Money Market	1.05%	2.54%	2.61%
New Jersey Tax-Free Money Market Funds Average	0.89%	2.38%	2.57%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Performance - continued

Yields

	12/2/02	9/2/02	6/3/02	2/25/02	12/3/01

Fidelity New Jersey Municipal Money Market Fund	0.75%	0.96%	1.09%	0.96%	1.39%

New Jersey Tax-Free Money Market Funds Average	0.69%	0.80%	1.01%	0.82%	1.20%

Fidelity New Jersey Municipal Money Market Fund - Tax-equivalent	1.23%	1.58%	1.81%	1.57%	2.27%

Portion of fund's income subject to state taxes	0.04%	0.17%	0.19%	11.04%	8.22%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 39.14%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you would have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Kim Miller, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November, 30, 2002?

A. Economic growth was uneven. During the first half of 2002, data offered some hope that the U.S. economy was on the rebound. The Federal Reserve Board had lowered short-term interest rates 11 times in 2001, with its last cut coming in the final month of the year. Growth in gross domestic product (GDP) was very strong in the first quarter of 2002, leading many market participants to believe that the Fed would start to raise rates to keep growth at non-inflationary levels. However, subsequent statistics revealed that growth was more stagnant than expected. By November 2002, the Fed felt it necessary to cut short-term interest rates again to prop up the economy.

Q. What was the backdrop like for New Jersey municipal money market securities?

A. Weak economic growth and falling stock prices translated into budgetary challenges for the state and municipalities: Rising unemployment led to reduced income tax collections, and declining stock prices resulted in lower capital gains revenues. These factors forced the state and localities to come to market with greater issuance to sustain their operations. The New Jersey state government wrestled with a deficit, but appeared to have succeeded at balancing the budget for the time being by eliminating some corporate tax loopholes. Municipalities, on the other hand, struggled to meet rising expenditures at the same time that state aid was frozen and was likely to decline.

Q. What was your strategy with the fund?

A. At the beginning of the period, the future direction of interest rates was uncertain. As a result, I let the fund's average maturity decline, but kept it longer relative to its competitors because of opportunities among longer-term securities. When the economy rebounded in the first quarter of 2002, money market yields reflected more aggressive Fed rate hikes than I expected. Therefore, I kept the fund's average maturity longer than its peers during most of the rest of the period. I emphasized general obligation securities (GOs) issued by the state of New Jersey, believing that the state government would be able to handle budget shortfalls better than localities. GOs offered greater flexibility for the state government to use varied revenue streams for its debt service payments. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey tax. Although more of shareholders' income will be taxable than if we had exclusively purchased New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 0.75%, compared to 1.42% 12 months ago. The more recent seven-day yield was the equivalent of a 1.23% taxable rate of return for New Jersey investors in the 39.14% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2002, the fund's 12-month total return was 1.05%, compared to 0.89% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. I believe that overall interest rates in the market should remain steady for the next six months. At the same time, I intend to position the fund conservatively, because rates could rise quickly if the economy improves. I expect that the fiscal problems encountered by the state and local governments in New Jersey in 2002 will not quickly abate in 2003. As a result, I intend to pay even more attention than usual to potentially changing credit conditions. While I expect the national economy to recover, I don't expect a turnaround dramatic enough to bolster New Jersey's financial position to the extent necessary to result in a significant drop-off in municipal money market issuance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and New Jersey personal income taxes, as is consistent with preservation of capital

Fund number: 417

Trading symbol: FNJXX

Start date: March 17, 1988

Size: as of November 30, 2002, more than $1.2 billion

Manager: Kim Miller, since 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	69.9	77.9	72.0
31 - 90	1.6	6.9	8.6
91 - 180	7.9	7.0	6.4
181 - 397	20.6	8.2	13.0
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Fidelity New Jersey Municipal Money Market	64 Days	41 Days	57 Days
New Jersey Tax-Free Money Market Funds Average *	49 Days	35 Days	48 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Variable Rate Demand Notes (VRDNs) 64.3%	Variable Rate Demand Notes (VRDNs) 58.1%
Commercial Paper (including CP Mode) 0.0%	Commercial Paper (including CP Mode) 0.8%
Tender Bonds 2.7%	Tender Bonds 1.9%
Municipal Notes 27.0%	Municipal Notes 19.9%
Other Investments 6.0%	Municipal Money Market Funds 14.6%
Net Other Assets 0.0%	Other Investments 0.8%
Net Other Assets 3.9%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investments November 30, 2002

Showing Percentage of Net Assets

Municipal Securities - 100.0%
	Principal Amount	Value (Note 1)
Delaware/New Jersey - 0.8%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	$ 9,945,000	$ 9,945,000
New Jersey - 73.6%
Allamuchy Township Gen. Oblig. BAN 2.5% 3/19/03	5,443,000	5,453,594
Atlantic Highlands Gen. Oblig. BAN 1.5% 2/27/03	6,209,820	6,210,972
Bergen County Impt. Auth. Multi-family Hsg. Rev. (Kentshire Apts. Proj.) Series 2001, 1.25%, LOC Fannie Mae, VRDN (b)(e)	6,000,000	6,000,000
Bernards Township Sewerage Auth. Swr. Rev. Bonds Series 1985, 2%, tender 12/15/02 (Liquidity Facility Wachovia Bank NA) (b)	3,125,000	3,125,000
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	4,920,000	4,920,000
Burlington County Gen. Oblig. BAN:
Series A, 1.75% 2/6/03	3,836,000	3,836,000
Series D, 2% 6/6/03	9,046,000	9,055,016
Series F, 1.6% 8/8/03	8,129,000	8,130,699
Series I, 1.8% 10/31/03	8,564,500	8,566,213
Camden County Impt. Auth. Rev. (Parkview Redev. Hsg. Proj.) 1.15%, LOC Gen. Elec. Cap. Corp., VRDN (b)(e)	12,800,000	12,800,000
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series MSTC 01 175, 1.2% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	16,565,000	16,565,000
Cedar Grove Township Gen. Oblig. BAN 2.25% 3/3/03	4,147,000	4,153,886
Cherry Hill Township Gen. Oblig. BAN 2.25% 10/9/03	6,100,000	6,143,659
Chester Township Gen. Oblig. BAN 2.75% 6/13/03	7,619,000	7,661,190
Cranford Township Gen. Oblig. BAN 2.7% 3/14/03	6,196,699	6,205,215
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	5,000,000	5,000,000
Series Merlots 00 K, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	15,265,000	15,265,000
Series MS 00 396, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	5,880,000	5,880,000
Series PA 606, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	6,000,000	6,000,000
Series PA 965 R, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,000,000	5,000,000
Series SG 53, 1.15% (Liquidity Facility Societe Generale) (b)(f)	12,940,000	12,940,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN: - continued
Series SGA 89, 1.3% (Liquidity Facility Societe Generale) (b)(f)	$ 8,200,000	$ 8,200,000
East Brunswick Township Gen. Oblig. BAN:
2.5% 12/6/02	1,400,000	1,400,094
2.7% 3/19/03	4,426,900	4,438,152
Edgewater Gen. Oblig. BAN 2.25% 9/9/03	6,510,250	6,547,409
Englewood Gen. Oblig. BAN 2% 7/11/03	8,236,281	8,256,970
Gloucester County Gen. Oblig. BAN 2.5% 10/29/03	6,500,000	6,546,480
Jefferson Township Gen. Oblig. BAN 2% 7/11/03	7,424,489	7,444,458
Lakewood Township Gen. Oblig. BAN Series B, 3% 4/25/03	682,000	683,853
Mercer County Gen. Oblig. BAN 1.5% 5/16/03	45,414,000	45,436,743
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 1.11% (MBIA Insured), VRDN (b)	18,100,000	18,100,000
Middlesex County Impt. Auth. Rev. BAN (Woodbridge Township Guaranteed Proj.) 2.25% 3/26/03	9,700,000	9,715,599
Monroe Township Middlesex County Gen. Oblig. BAN:
2% 4/2/03	5,549,000	5,560,078
2.5% 4/2/03	4,059,000	4,073,066
Montclair Township Gen. Oblig. BAN:
2.25% 6/27/03	7,077,000	7,102,770
2.5% 5/16/03	4,100,000	4,111,897
2.5% 5/16/03	4,900,000	4,914,218
Montgomery Township Gen. Oblig. BAN 1.5% 6/3/03	15,043,310	15,062,716
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (Encap Golf Hldgs. LLC Proj.) Series 2001 A, 1.15%, LOC Bayerische Landesbank Girozentrale, VRDN (b)(e)	15,600,000	15,600,000
New Jersey Econ. Dev. Auth. Market Transition Facility Rev. Participating VRDN Series ROC II R199, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	6,215,000	6,215,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev.:
Bonds Series MS 00 371, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley) (b)(f)(g)	21,070,000	21,070,000
Participating VRDN Series MS 98 161, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	1,625,000	1,625,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Hoffman- Roche, Inc. Proj.) Series 1985, 1.25%, LOC Wachovia Bank NA, VRDN (b)	3,000,000	3,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.:
Participating VRDN:
Series FRRI 01 N10, 1.3% (Liquidity Facility Bank of New York NA) (b)(f)	$ 7,600,000	$ 7,600,000
Series MSCO 01 572, 1.21% (Liquidity Facility Morgan Stanley) (b)(f)	5,250,000	5,250,000
(E.P. Henry Corp. Proj.) 1.3%, LOC Wachovia Bank NA, VRDN (b)(e)	490,000	490,000
(El Dorado Term. Co. Proj.) Series 1999 A, 1.6%, VRDN (b)	1,200,000	1,200,000
(Jewish Home Rockleigh Proj.) Series B, 1.15%, LOC PNC Bank NA, Pittsburgh, VRDN (b)	9,780,000	9,780,000
(LPS Inds. Proj.) 1.35%, LOC Wachovia Bank NA, VRDN (b)(e)	6,100,000	6,100,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. Bonds (Dallas Airmotive, Inc. Proj.) Series 2000, 1.75%, tender 12/3/02, LOC Bayerische Landesbank Girozentrale (b)(e)	5,780,000	5,780,000
New Jersey Econ. Dev. Auth. Thermal Energy Facilities Rev. (Marina Energy LLC Proj.) Series 2001 A, 1.15%, LOC Wachovia Bank NA, VRDN (b)(e)	9,800,000	9,800,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Participating VRDN Series MS 00 417, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	3,860,000	3,860,000
New Jersey Gen. Oblig.:
Bonds:
Series D, 5.4% 2/15/03	1,125,000	1,133,675
5% 3/1/03	3,000,000	3,024,979
Participating VRDN:
Series FRRI 02 L27J, 1.3% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	20,400,000	20,400,000
Series FRRI L8, 1.35% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	9,950,000	9,950,000
Series MS 01 549, 1.21% (Liquidity Facility Morgan Stanley) (b)(f)	11,390,000	11,390,000
Series MSTC 01 174, 1.3% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	14,300,000	14,300,000
Series PA 903R, 1.1% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	3,390,000	3,390,000
TRAN 3% 6/12/03	112,880,000	113,740,558
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Participating VRDN:
Series 1999 V, 1.21% (Liquidity Facility Bank of America NA) (b)(e)(f)	8,255,000	8,255,000
Series Merlots 00 A2, 1.27% (Liquidity Facility Wachovia Bank NA) (b)(e)(f)	2,365,000	2,365,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Participating VRDN: - continued
Series PA 117, 1.14% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	$ 1,765,000	$ 1,765,000
Series PT 118, 1.14% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (b)(e)(f)	28,610,000	28,610,000
Series PT 1182, 1.14% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	1,500,000	1,500,000
Series PT 1289, 1.14% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	2,220,000	2,220,000
Series PT 287, 1.16% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)(f)	7,465,000	7,465,000
Series PT 456, 1.14% (Liquidity Facility BNP Paribas SA) (b)(e)(f)	5,135,000	5,135,000
Series PT 635, 1.14% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,660,000	4,660,000
New Jersey Tpk. Auth. Rev. Participating VRDN:
Series AAB 00 6, 1.18% (Liquidity Facility ABN-AMRO Bank NV) (b)(f)	37,220,000	37,220,000
Series EGL 00 3001, 1.16% (Liquidity Facility Citibank NA, New York) (b)(f)	17,315,000	17,315,000
Series EGL 00 3002, 1.16% (Liquidity Facility Citibank NA, New York) (b)(f)	2,000,000	2,000,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series FRRI 02 L30J, 1.3% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	31,130,000	31,130,000
Series Merlots 00 EEE, 1.22% (Liquidity Facility Wachovia Bank NA) (b)(f)	5,100,000	5,100,000
Series ROC 00 8, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	13,845,000	13,845,000
Series ROC II 00 R20, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	3,645,000	3,645,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series BA 00 C, 1.16% (Liquidity Facility Bank of America NA) (b)(f)	3,500,000	3,500,000
Series MS 01 524, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	13,395,000	13,395,000
Series MS 98 54, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	3,150,000	3,150,000
Series PA 646, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,020,000	5,020,000
Series PA 937R, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	8,165,000	8,165,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth. Participating VRDN: - continued
Series Putters 289, 1.13% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	$ 7,870,000	$ 7,870,000
New Jersey Transit Corp. Ctfs. of Prtn. Bonds Series B, 5.25% 9/15/03 (AMBAC Insured)	4,955,000	5,106,833
Princeton Township Gen. Oblig. BAN 2.25% 6/20/03	6,325,000	6,347,257
Randolph Township Gen. Oblig. Bonds 2% 9/10/03	10,258,000	10,301,020
Roxbury Township Gen. Oblig. BAN 2.5% 12/12/02	4,201,087	4,201,794
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev.:
Bonds Series MS 00 381, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley) (b)(f)(g)	2,495,000	2,495,000
Participating VRDN:
Series MS 00 380, 1.16% (Liquidity Facility Morgan Stanley) (b)(f)	19,420,000	19,420,000
Series PA 357, 1.15% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	7,660,000	7,660,000
Somerset County Indl. Poll. Cont. Fing. Auth. Rev. (American Cyanamid Co. Proj.) 1.75% (Wyeth Guaranteed), VRDN (b)	3,800,000	3,800,000
Sparta Township Gen. Oblig. BAN 2.75% 6/6/03	6,805,212	6,837,376
Summit Gen. Oblig. BAN 2.6% 2/7/03	3,269,000	3,275,284
Univ. of Medicine & Dentistry Series 2002 B, 1.16% (AMBAC Insured), VRDN (a)(b)	34,925,000	34,925,000
Vernon Township Gen. Oblig. BAN 2% 2/7/03	5,000,000	5,004,125
		913,908,848
New York & New Jersey - 19.9%
Port Auth. New York & New Jersey:
Participating VRDN:
Series Floaters 01 693, 1.19% (Liquidity Facility Morgan Stanley) (b)(e)(f)	25,050,000	25,050,000
Series PT 418, 1.19% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,000,000	4,000,000
Series PT 440, 1.18% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,605,000	4,605,000
Series Putters 153, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	2,000,000	2,000,000
Series Putters 177, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	4,600,000	4,600,000
Series RobIns 10, 1.16% (Liquidity Facility Bank of New York NA) (b)(e)(f)	12,655,000	12,655,000
Series ROC II R43, 1.21% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	7,015,000	7,015,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey: - continued
Participating VRDN:
Series ROC II R95, 1.21% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	$ 24,355,000	$ 24,355,000
Series SG 96 52, 1.18% (Liquidity Facility Societe Generale) (b)(e)(f)	7,485,000	7,485,000
Series 1991, 1.21%, VRDN (b)(e)(g)	8,800,000	8,800,000
Series 1992, 1.16%, VRDN (b)(g)	6,800,000	6,800,000
Series 1995 4, 1.21%, VRDN (b)(e)(g)	10,500,000	10,500,000
Series 1995, 1.21%, VRDN (b)(e)(g)	9,400,000	9,400,000
Series 1996 2, 1.45%, VRDN (b)(e)	3,500,000	3,500,000
Series 1997 1A, 1.35%, VRDN (b)	2,800,000	2,800,000
Port Auth. New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series FRRI 00 N18, 1.35% (Liquidity Facility Bank of New York NA) (b)(e)(f)	13,400,000	13,400,000
Series MS 00 243, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	1,650,000	1,650,000
Series MS 00 331, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	14,330,000	14,330,000
Series MS 00 353, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	5,870,000	5,870,000
Series MS 98 157, 1.21% (Liquidity Facility Morgan Stanley) (b)(e)(f)	1,790,000	1,790,000
Series Putters 192, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	24,695,000	24,695,000
Series Putters 278, 1.18% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	12,735,000	12,735,000
Series 1R, 1.3% (Liquidity Facility Bayerische Landesbank Girozentrale), VRDN (b)(e)	24,200,000	24,200,000
Series 4, 1.3%, VRDN (b)(e)	1,000,000	1,000,000
Series 6, 1.3%, VRDN (b)(e)	13,800,000	13,800,000
		247,035,000
Puerto Rico - 1.2%
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series MSTC 7005, 1.05% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	5,300,000	5,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN Series ROC II R179, 1.16% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	$ 3,995,000	$ 3,995,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series MSTC 00 91, 1.2% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	5,900,000	5,900,000
		15,195,000
	Shares
Other - 4.5%
Fidelity Municipal Cash Central Fund, 1.29% (c)(d)	55,870,780	55,870,780
TOTAL INVESTMENT PORTFOLIO - 100.0%		1,241,954,628
NET OTHER ASSETS - 0.0%		293,696
NET ASSETS - 100%		$ 1,242,248,324
Total Cost for Income Tax Purposes $ 1,241,954,628
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) A portion of the security is subject to a forward commitment to sell.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. Bonds Series MS 00 371, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley)	8/8/02	$ 21,070,000
Port Auth. New York & New Jersey Series 1991, 1.21%, VRDN	6/18/91	$ 8,800,000
Series 1992, 1.16%, VRDN	2/14/92	$ 6,800,000
Series 1995 4, 1.21%, VRDN	8/9/02	$ 10,500,000
Series 1995, 1.21%, VRDN	9/15/95	$ 9,400,000
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Bonds Series MS 00 381, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley)	7/31/02	$ 2,495,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,065,000 or 4.8% of net assets.

Income Tax Information
The fund hereby designates approximately $137,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 1,241,954,628
Cash		1,427,122
Receivable for investments sold on a delayed delivery basis		3,003,707
Receivable for fund shares sold		12,437,176
Interest receivable		6,758,012
Other receivables		37,766
Total assets		1,265,618,411

Liabilities
Payable for investments purchased	$ 15,062,716
Payable for fund shares redeemed	7,734,672
Distributions payable	6,610
Accrued management fee	396,484
Other payables and accrued expenses	169,605
Total liabilities		23,370,087

Net Assets		$ 1,242,248,324
Net Assets consist of:
Paid in capital		$ 1,241,781,678
Accumulated net realized gain (loss) on investments		466,646
Net Assets, for 1,241,682,647 shares outstanding		$ 1,242,248,324
Net Asset Value, offering price and redemption price per share ($1,242,248,324 ÷ 1,241,682,647 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 18,265,111
Expenses
Management fee	$ 4,551,437
Transfer agent fees	1,397,830
Accounting fees and expenses	141,208
Non-interested trustees' compensation	4,199
Custodian fees and expenses	17,576
Registration fees	16,838
Audit	26,267
Legal	18,670
Miscellaneous	76,968
Total expenses before reductions	6,250,993
Expense reductions	(515,661)	5,735,332
Net investment income		12,529,779
Net Realized Gain (Loss) on investment securities		466,646
Net increase in net assets resulting from operations		$ 12,996,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 12,529,779	$ 25,709,159
Net realized gain (loss)	466,646	3,708
Net increase (decrease) in net assets resulting from operations	12,996,425	25,712,867
Distributions to shareholders from net investment income	(12,529,779)	(25,709,159)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,761,354,741	2,753,520,232
Reinvestment of distributions	12,302,876	25,385,615
Cost of shares redeemed	(2,650,607,322)	(2,586,728,867)
Net increase (decrease) in net assets and shares resulting from share transactions	123,050,295	192,176,980
Total increase (decrease) in net assets	123,516,941	192,180,688

Net Assets
Beginning of period	1,118,731,383	926,550,695
End of period	$ 1,242,248,324	$ 1,118,731,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.010	.025	.034	.026	.029
Distributions from net investment income	(.010)	(.025)	(.034)	(.026)	(.029)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	1.05%	2.55%	3.50%	2.68%	2.93%
Ratios to Average Net Assets B
Expenses before expense reductions	.52%	.53%	.55%	.58%	.60%
Expenses net of voluntary waivers, if any	.52%	.53%	.55%	.58%	.60%
Expenses net of all reductions	.48%	.48%	.55%	.58%	.59%
Net investment income	1.04%	2.49%	3.47%	2.65%	2.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,242,248	$ 1,118,731	$ 926,551	$ 697,926	$ 590,490

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

1. Significant Accounting Policies.

Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of New Jersey. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market funds are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. These differences are primarily due to short-term capital gains, prior period premium and discount on debt securities, market discount, and losses deferred due to futures transactions. There were no significant book-to-tax differences for the money market funds during the period.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end was as follows:

Unrealized appreciation	$ 26,263,576	|
Unrealized depreciation	(1,672,266)
Net unrealized appreciation (depreciation)	24,591,310
Undistributed ordinary income	2,040,649
Undistributed long-term capital gain	3,156,300
Total Distributable earnings	$ 29,788,259
Cost for federal income tax purposes	$ 547,573,714

The tax character of distributions paid during the year for the income fund was as follows:

Ordinary Income	$ 23,281,816	|
Long-term Capital Gains	1,991,315
Total	$ 25,273,131

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective December 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $137,517 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to increase net investment income (loss) by $40,279; decrease net unrealized appreciation/ depreciation by $38,137; and decrease net realized gain (loss) by $2,142. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Swaps. The income fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swaps - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements".

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund and Fidelity New Jersey Municipal Money Market Fund with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Spartan New Jersey Municipal Income Fund	.25%	.13%	.38%
Fidelity New Jersey Municipal Money Market Fund	.25%	.13%	.38%

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR and its affiliates provide Spartan New Jersey Municipal Money Market Fund with investment management related services for which the fund pays a monthly management fee of .43% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity New Jersey Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan New Jersey Municipal Income Fund	.07%	|
Fidelity New Jersey Municipal Money Market Fund	.12%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements.

Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan New Jersey Municipal Money Market Fund	$ 551,164
Fidelity New Jersey Municipal Money Market Fund	1,736,599

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Spartan New Jersey Municipal Money Market Fund	.35%	$ 440,627

Through arrangements with the income fund's and Fidelity New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Spartan New Jersey Municipal Income Fund	$ 8,620	$ 111,989
Fidelity New Jersey Municipal Money Market Fund	16,235	499,426

In addition, through an arrangement with Spartan New Jersey Municipal Money Market Fund's custodian and transfer agent, $218,081 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan New Jersey Municipal Income Fund, Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (funds of Fidelity Court Street Trust II) at November 30, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Court Street Trust (1987) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of of New Jersey Municipal Money Market (2001), Spartan New Jersey Municipal Money Market (2001), and Spartan New Jersey Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Court Street Trust (1990) and Fidelity Court Street Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Court Street Trust (1987) and Fidelity Court Street Trust II (1991). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Court Street Trust (2002) and Fidelity Court Street Trust II (2001). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of New Jersey Municipal Money Market (2000), Spartan New Jersey Municipal Money Market (2000), and Spartan New Jersey Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Spartan New Jersey Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of New Jersey Municipal Money Market and Spartan New Jersey Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

James K. Miller (39)

Year of Election or Appointment: 2002

Vice President of New Jersey Municipal Money Market and Spartan New Jersey Municipal Money Market. Mr. Miller is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller served as a municipal bond credit analyst, taxable credit analyst, and portfolio manager for Fidelity Investments.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1987 or 1990

Assistant Treasurer of New Jersey Municipal Money Market (1987), Spartan New Jersey Municipal Money Market (1990), and Spartan New Jersey Municipal Income (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

Fund	Pay Date	Record Date	Capital Gains
Spartan New Jersey Municipal Income Fund	1/6/03	1/3/03	$.009
Spartan New Jersey Municipal Money Market Fund	12/23/02	12/20/02	$.00045
Fidelity New Jersey Municipal Money Market Fund	12/23/02	12/20/02	$.00025

During fiscal year ended 2002, 100% of each fund's income dividends were free from federal income tax, and 12.43%, 18.25% and 28.61% of Spartan New Jersey Municipal Income Fund, Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund, respectively, income dividends was subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Spartan New Jersey Municipal Income Fund

Proxy Voting Results

A special meeting of Spartan New Jersey Municipal Income Fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	834,223,056.82	88.495
Against	52,472,818.90	5.566
Abstain	37,975,729.65	4.029
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	770,768,718.36	81.764
Against	140,237,229.49	14.876
Abstain	31,674,052.00	3.360
TOTAL	942,679,999.85	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	818,274,043.25	86.803
Against	73,596,885.69	7.807
Abstain	32,800,676.43	3.480
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	791,233,625.19	83.934
Against	93,227,542.99	9.891
Abstain	40,210,437.19	4.265
Broker Non-Votes	18,008,394.48	1.910
TOTAL	942,679,999.85	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	871,960,991.66	92.498
Withheld	70,719,008.19	7.502
TOTAL	942,679,999.85	100.000
Ralph F. Cox
Affirmative	871,229,292.63	92.420
Withheld	71,450,707.22	7.580
TOTAL	942,679,999.85	100.000
Phyllis Burke Davis
Affirmative	872,150,593.93	92.518
Withheld	70,529,405.92	7.482
TOTAL	942,679,999.85	100.000
Robert M. Gates
Affirmative	874,075,205.17	92.722
Withheld	68,604,794.68	7.278
TOTAL	942,679,999.85	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	871,626,088.17	92.463
Withheld	71,053,911.68	7.537
TOTAL	942,679,999.85	100.000
Edward C. Johnson 3d
Affirmative	873,357,380.22	92.646
Withheld	69,322,619.63	7.354
TOTAL	942,679,999.85	100.000
Donald J. Kirk
Affirmative	874,485,126.52	92.766
Withheld	68,194,873.33	7.234
TOTAL	942,679,999.85	100.000
Marie L. Knowles
Affirmative	875,772,775.69	92.902
Withheld	66,907,224.16	7.098
TOTAL	942,679,999.85	100.000
Ned C. Lautenbach
Affirmative	874,191,138.98	92.735
Withheld	68,488,860.87	7.265
TOTAL	942,679,999.85	100.000
Peter S. Lynch
Affirmative	875,658,233.72	92.890
Withheld	67,021,766.13	7.110
TOTAL	942,679,999.85	100.000
Marvin L. Mann
Affirmative	874,867,522.43	92.806
Withheld	67,812,477.42	7.194
TOTAL	942,679,999.85	100.000
William O. McCoy
Affirmative	874,832,657.62	92.803
Withheld	67,847,342.23	7.197
TOTAL	942,679,999.85	100.000
William S. Stavropoulos
Affirmative	869,971,795.73	92.287
Withheld	72,708,204.12	7.713
TOTAL	942,679,999.85	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	261,299,572.45	82.519
Against	32,254,057.19	10.186
Abstain	17,592,414.22	5.556
Broker Non-Votes	5,507,867.04	1.739
TOTAL	316,653,910.90	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	259,432,124.35	81.929
Against	34,360,274.51	10.851
Abstain	17,353,645.00	5.481
Broker Non-Votes	5,507,867.04	1.739
TOTAL	316,653,910.90	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Fidelity New Jersey Municipal Money Market Fund

Proxy Voting Results

A special meeting of Fidelity New Jersey Municipal Money Market Fund's and Spartan New Jersey Municipal Money Market Fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes	% of Votes
Affirmative	1,561,848,024.92	87.067
Against	105,060,962.89	5.857
Abstain	125,585,906.15	7.001
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,468,512,793.67	81.864
Against	239,684,074.04	13.362
Abstain	85,645,226.25	4.774
TOTAL	1,793,842,093.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding reorganization or termination.*
	# of Votes	% of Votes
Affirmative	1,539,264,185.62	85.808
Against	169,957,486.40	9.475
Abstain	83,273,221.94	4.642
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,526,574,981.34	85.101
Against	165,833,049.22	9.244
Abstain	100,086,863.40	5.580
Broker Non-Votes	1,347,200.00	0.075
TOTAL	1,793,842,093.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,661,361,775.23	92.615
Withheld	132,480,318.73	7.385
TOTAL	1,793,842,093.96	100.000
Ralph F. Cox
Affirmative	1,658,587,713.10	92.460
Withheld	135,254,380.86	7.540
TOTAL	1,793,842,093.96	100.000
Phyllis Burke Davis
Affirmative	1,657,143,893.83	92.380
Withheld	136,698,200.13	7.620
TOTAL	1,793,842,093.96	100.000
Robert M. Gates
Affirmative	1,660,484,706.50	92.566
Withheld	133,357,387.46	7.434
TOTAL	1,793,842,093.96	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	1,656,480,727.76	92.343
Withheld	137,361,366.20	7.657
TOTAL	1,793,842,093.96	100.000
Edward C. Johnson 3d
Affirmative	1,647,836,272.33	91.861
Withheld	146,005,821.63	8.139
TOTAL	1,793,842,093.96	100.000
Donald J. Kirk
Affirmative	1,660,413,687.14	92.562
Withheld	133,428,406.82	7.438
TOTAL	1,793,842,093.96	100.000
Marie L. Knowles
Affirmative	1,660,374,165.36	92.560
Withheld	133,467,928.60	7.440
TOTAL	1,793,842,093.96	100.000
Ned C. Lautenbach
Affirmative	1,661,688,275.04	92.633
Withheld	132,153,818.92	7.367
TOTAL	1,793,842,093.96	100.000
Peter S. Lynch
Affirmative	1,658,414,728.39	92.450
Withheld	135,427,365.57	7.550
TOTAL	1,793,842,093.96	100.000
Marvin L. Mann
Affirmative	1,659,498,467.64	92.511
Withheld	134,343,626.32	7.489
TOTAL	1,793,842,093.96	100.000
William O. McCoy
Affirmative	1,659,694,824.50	92.522
Withheld	134,147,269.46	7.478
TOTAL	1,793,842,093.96	100.000
William S. Stavropoulos
Affirmative	1,652,885,433.99	92.142
Withheld	140,956,659.97	7.858
TOTAL	1,793,842,093.96	100.000
PROPOSAL 7
To approve an amended management contract for Spartan New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	259,803,074.18	85.920
Against	29,473,490.49	9.747
Abstain	12,791,246.36	4.230
Broker Non-Votes	311,577.00	0.103
TOTAL	302,379,388.03	100.000
PROPOSAL 8
To approve an amended management contract for Fidelity New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	547,691,867.08	87.299
Against	42,518,457.93	6.777
Abstain	37,085,988.10	5.911
Broker Non-Votes	81,547.00	0.013
TOTAL	627,377,860.11	100.000
PROPOSAL 12
To modify the fundamental investment objective of Fidelity New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	543,651,276.24	86.655
Against	45.433,729.51	7.241
Abstain	38,211,307.36	6.091
Broker Non-Votes	81,547.00	0.013
TOTAL	627,377,860.11	100.000
PROPOSAL 13
To modify the fundamental 80% investment policy of Fidelity New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	541,024,725.10	86.236
Against	49,153,718.92	7.835
Abstain	37,117,869.09	5.916
Broker Non-Votes	81,547.00	0.013
TOTAL	627,377,860.11	100.000
PROPOSAL 14
To modify the fundamental investment objective of Spartan New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	253,265,417.30	83.758
Against	31,391,262.88	10.381
Abstain	17,411,130.85	5.758
Broker Non-Votes	311,577.00	0.103
TOTAL	302,379,388.03	100.000
PROPOSAL 15
To modify the fundamental 80% investment policy of Spartan New Jersey Municipal Money Market Fund.
	# of Votes	% of Votes
Affirmative	247,556,668.21	81.870
Against	41,938,335.95	13.869
Abstain	12,572,806.87	4.158
Broker Non-Votes	311,577.00	0.103
TOTAL	302,379,388.03	100.000
PROPOSAL 17
To amend each fund's fundamental investment limitation concerning underwriting.
Fidelity New Jersey Municipal Money Market Fund
	# of Votes	% of Votes
Affirmative	530,358,684.62	84.536
Against	57,020,689.28	9.088
Abstain	39,916,939.21	6.363
Broker Non-Votes	81,547.00	0.013
TOTAL	627,377,860.11	100.000
Spartan New Jersey Municipal Money Market Fund
	# of Votes	% of Votes
Affirmative	251,382,439.45	83.135
Against	33,557,133.09	11.097
Abstain	17,128,238.49	5.665
Broker Non-Votes	311,577.00	0.103
TOTAL	302,379,388.03	100.000
PROPOSAL 18
To amend each fund's fundamental investment limitation concerning lending.
Fidelity New Jersey Municipal Money Market Fund
	# of Votes	% of Votes
Affirmative	528,800,675.81	84.287
Against	59,576,880.03	9.497
Abstain	38,918,757.27	6.203
Broker Non-Votes	81,547.00	0.013
TOTAL	627,377,860.11	100.000
Spartan New Jersey Municipal Money Market Fund
	# of Votes	% of Votes
Affirmative	248,462,403.94	82.169
Against	40,234,638.01	13.306
Abstain	13,370,769.08	4.422
Broker Non-Votes	311,577.00	0.103
TOTAL	302,379,388.03	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

NJN-ANN-0103 336452
1.539150.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com